                                                                     Rule 497(b)
                                                              File No. 333-63879


                       UBS PRIVATE INVESTOR FUNDS, INC.
                           UBS HIGH YIELD BOND FUND
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

Dear Shareholder:

  Enclosed is a Notice of Meeting for a Special Shareholders Meeting which has been called for December 11, 1998 at 10:00 a.m., at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York. The accompanying Prospectus/Proxy Statement details a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

  PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

  This meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization which would result in an exchange of shares in your fund, the UBS High Yield Bond Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") for the Brinson Class I shares ("Class I Shares") of beneficial interest of the High Yield Bond Fund (the "Brinson Fund"), a newly created, comparable fund managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") that is a series of The Brinson Funds. On the date of the exchange, you will receive Class I Shares in the Brinson Fund equal in value to your investment in the UBS Fund of the Corporation. Thereafter, the value of your investment will fluctuate with market conditions and the investment performance of the Class I Shares of the Brinson Fund.

  The proposed reorganization is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

  This transaction is being proposed because of the recent merger of Union Bank of Switzerland, the corporate parent of the UBS Fund's investment advisor and sub-investment advisor, and Swiss Bank Corporation, the corporate parent of the Brinson Fund's investment advisor, to form UBS A.G. In an effort to promote more efficient operations, to eliminate duplicate costs and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund. The Brinson Fund has identical investment objectives and similar investment policies to the UBS Fund. In addition, the Trust possesses certain operating economies of scale which allow shareholders to enjoy a relatively low cost investment program while receiving a high level of service and communications.

  Please take the time to review this document and vote NOW! To ensure that your vote is counted, indicate your position on the enclosed proxy card(s). Sign and return your card(s) promptly. If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

  Thank you for your attention to this matter.

                                          Sincerely,

                                          /s/ Paul J. Jasinski
                                          Paul J. Jasinski
                                          President

October 26, 1998

                       UBS PRIVATE INVESTOR FUNDS, INC.
                           UBS HIGH YIELD BOND FUND
                             200 CLARENDON STREET
                          BOSTON, MASSACHUSETTS 02116

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 11, 1998

                               ----------------

To the Shareholders:

  NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the UBS High Yield Bond Fund (the "UBS Fund") of the UBS Private Investor Funds, Inc. (the "Corporation") will be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York on December 11, 1998, at 10:00 a.m., Eastern time, for the following purposes:

    1. To approve or disapprove an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds (the "Trust"), on behalf of the High Yield Bond Fund that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson Class I shares ("Class I Shares") of beneficial interest of the High Yield Bond Fund (the "Brinson Fund"), a series of the Trust, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

    2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

  The attached Prospectus/Proxy Statement provides more information concerning each of the foregoing matters, including the transaction contemplated by the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

  Shareholders of record as of the close of business on October 21, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          /s/ Susan C. Mosher
                                          Susan C. Mosher
                                          Secretary

October 26, 1998

  IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          -----
COVER PAGE............................................................... Cover
SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION............     3
PRINCIPAL SHAREHOLDERS...................................................     3
PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION..........     4
SUMMARY..................................................................     4
  Proposed Transaction...................................................     4
  Voting Information.....................................................     4
  Federal Income Tax Consequences........................................     4
COMPARISONS OF SOME IMPORTANT FEATURES...................................     5
  Investment Objectives and Policies.....................................     5
  Management of the Corporation and the Trust............................     5
  Fees and Expenses......................................................     5
  Distribution Services..................................................     6
  Pro Forma Fee Table for the UBS Fund and the Brinson Fund..............     7
  Purchase Price, Redemption Price, Exchanges, Dividends and
   Distributions.........................................................     8
  Special Information Regarding the UBS Fund's Two-Tier Structure........     8
  Risk Factors and Comparison of Policies................................     9
REASONS FOR THE REORGANIZATION...........................................     9
  The Merger of Union Bank of Switzerland and Swiss Bank Corporation.....     9
  Reorganization.........................................................    10
INFORMATION ABOUT THE REORGANIZATION.....................................    11
  Method of Carrying Out the Reorganization..............................    11
  Conditions Precedent to Closing........................................    11
  Expenses of the Transaction............................................    12
  Federal Income Tax Consequences........................................    12
  Description of the Class I Shares of the Brinson Fund..................    12
  Capitalization.........................................................    13
COMPARISON OF INVESTMENT POLICIES AND RISKS..............................    13
  The Brinson Fund and the UBS Fund......................................    13
  Investment Policies....................................................    14
  Investment Restrictions................................................    23
  Risk Factors...........................................................    24
INFORMATION ABOUT THE BRINSON FUND.......................................    30
INFORMATION ABOUT THE UBS FUND...........................................    31
TRANSFER AGENT AND CUSTODIAN.............................................    31
SHAREHOLDER INQUIRIES....................................................    31
EXHIBIT A--AGREEMENT AND PLAN OF REORGANIZATION..........................   A-1
EXHIBIT B--ADDITIONAL INFORMATION REGARDING THE BRINSON FUND.............   B-1

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                            DATED OCTOBER 26, 1998

                       ACQUISITION OF THE ASSETS OF THE
                          UBS HIGH YIELD BOND FUND OF
                       UBS PRIVATE INVESTOR FUNDS, INC.

             BY AND IN EXCHANGE FOR THE BRINSON CLASS I SHARES OF
                          THE HIGH YIELD BOND FUND OF
                               THE BRINSON FUNDS

  This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the UBS Private Investor Funds, Inc. (the "Corporation"). The Corporation is a series investment company with six series of shares. Each such series represents an interest in a separate investment portfolio, designated as the UBS Bond Fund, UBS High Yield Bond Fund, UBS Value Equity Fund (formerly UBS U.S. Equity
Fund), UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS International Equity Fund. This Prospectus/Proxy Statement relates solely to the UBS High Yield Bond Fund (the "UBS Fund"). The remaining five series of the Corporation, other than the UBS Fund, are referred to in this Prospectus/Proxy Statement as the "UBS Series," and the UBS Fund and the UBS Series are collectively referred to as the "UBS Funds."

  Proxies solicited will be voted at a Special Meeting of Shareholders to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). The Agreement and Plan provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund of the Corporation by the High Yield Bond Fund (the "Brinson Fund") of The Brinson Funds (the "Trust"), a newly created series of the Trust which is managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") and which has investment objectives that are identical and investment policies that are substantially similar to the UBS Fund, in exchange solely for the Brinson Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund. Concurrently with the transaction proposed with respect to the UBS Fund, shareholders of each UBS Series will be approving an agreement and plan of reorganization relating to the sale of each UBS Series' assets and liabilities to another Trust series managed by Brinson with similar investment objectives and policies. A separate vote will be conducted for each of the UBS Funds, and the six reorganizations of the UBS Funds are independent of each other.

  Following such transfer, the Class I Shares of the Brinson Fund will be distributed to shareholders of the UBS Fund in liquidation of such Fund and individual shareholders of the UBS Fund will receive that number of the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the UBS Fund. Thereafter, the Corporation will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company; provided that the shareholders of each UBS Series also approve the sale of each UBS Series' assets to a corresponding Trust series.

  The Trust consists of thirteen separate investment series: Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund and High Yield Bond Fund (individually, a "Trust Series" and collectively, the "Trust Series"). Each Trust Series offers three separate classes of shares, the Class I shares, the Class N shares, and the UBS Investment Funds class shares.

  The Brinson Fund is a diversified series of the Trust, with its principal offices located at 209 South LaSalle Street, Chicago, Illinois 60604-1295,
(800) 448-2430. The Brinson Fund has an investment objective that is identical to that of the UBS Fund. The Brinson Fund's primary investment objective is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In addition, the Brinson Fund has a secondary objective of capital growth.

  The UBS Fund is a diversified series of the Corporation, with its principal offices located at 200 Clarendon Street, Boston, Massachusetts 02116, (888) 827-3863. Like the Brinson Fund, the UBS Fund's primary investment objective is to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In addition, the UBS Fund has a secondary objective of capital growth. The UBS Fund seeks to achieve its investment objectives by investing all of its investable assets in the UBS High Yield Bond Portfolio (the "UBS Portfolio"), a series of UBS Investor Portfolios Trust (the "UBS Trust"), a registered management investment company. The investment policies and restrictions and, consequently, the risks of investing in the Brinson Fund are substantially similar to those of the UBS Fund, but differ in certain respects as described more fully under "COMPARISON OF INVESTMENT POLICIES" in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Brinson Fund and the Trust that a prospective investor should know before investing. A Statement of Additional Information dated October 26, 1998, relating to this Prospectus/Proxy Statement, the transaction described herein and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of that Statement may be obtained without charge by writing to the address noted above or by calling (800) 448-2430. The Trust will furnish, without charge, a copy of its annual and semi-annual reports to a shareholder upon request by writing to the Trust at the address noted above or by calling (800) 448-2430.

  A prospectus, statement of additional information, and annual report to shareholders, dated December 31, 1997, relating to the UBS Fund of the Corporation are also on file with the SEC (File nos. 811-07431; 033-64401), each of which is incorporated by reference herein and is available without charge upon request to the Corporation. This Prospectus/Proxy Statement will first be sent to shareholders on or about October 26, 1998.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE TRUST.

  SHARES OF THE UBS FUND AND THE BRINSON FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE UBS FUND AND THE BRINSON FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

         SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION

  The enclosed proxy is solicited by and on behalf of the Board of Directors of the Corporation in connection with the Special Meeting of Shareholders of the UBS Fund to be held at the offices of UBS A.G., 10 East 50th Street, 11th Floor, New York, New York, on December 11, 1998 at 10:00 a.m. Eastern time (the "Meeting"), and at any or all adjournments thereof. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Corporation expressly revoking your proxy, by signing and forwarding to the Corporation a later-dated proxy, or by attending the Meeting and casting your votes in person.

  The Corporation will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. Such broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by UBS A.G. and will not be borne by the Trust or the Corporation. In addition to solicitations by mail, some of the officers and employees of UBS A.G., without additional remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews.

  Shareholders of record of the UBS Fund at the close of business on October 21, 1998 (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. On the Record Date, there were 244,627 outstanding shares of the UBS Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date.

  The Board of Directors does not intend to bring any matters before the Meeting other than the proposal described below and is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxyholders for which discretion has been granted will vote shares in accordance with the views of management.

  In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against any adjournment.

  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes would be treated in the same manner with respect to the Trust.

  The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted for the approval of the Agreement and Plan; and in the discretion of the proxyholders, upon such other matters not now known or determined as may legally come before the Meeting.

                            PRINCIPAL SHAREHOLDERS

  As of the Record Date, the following persons owned beneficially more than 5% of the outstanding voting shares of the UBS Fund:

                                                             SHARES   PERCENT
      NAME AND ADDRESS                                        HELD   OWNERSHIP
      ----------------                                       ------- ---------
      UBS A.G............................................... 186,499   76.24%
       Omnibus Reinvest Account
       10 East 50th Street
       New York, NY 10022
      UBS A.G...............................................  38,441   15.71
       Omnibus Reinvest Account
       10 East 50th Street
       New York, NY 10022

  All of the respective officers and directors of the Corporation and the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the UBS Fund and the Brinson Fund, as relevant.

        PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

  This summary of certain information contained in this Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the UBS Fund, and the Agreement and Plan of Reorganization (the "Agreement and Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

  PROPOSED TRANSACTION. At meetings of the Board of Directors of the Corporation, the directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"), considered and subsequently approved the Agreement and Plan providing for the transfer of substantially all of the assets and liabilities of the UBS Fund of the Corporation in exchange solely for the Class I Shares of beneficial interest of the Brinson Fund. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The value of Class I Shares issued by the Brinson Fund in connection with the Reorganization will equal the value of the net assets of the UBS Fund acquired by the Brinson Fund.

  Pursuant to the Agreement and the Plan, the Class I Shares issued by the Brinson Fund to the UBS Fund will be distributed to the shareholders of the UBS Fund in liquidation of the UBS Fund. As a result, shareholders of the UBS Fund will cease to be shareholders of such Fund and will instead be the owners of that number of full and fractional Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the UBS Fund on the closing date of the Reorganization.

  After presentations by representatives of Brinson and UBS A.G., the investment advisor to the UBS Portfolio of UBS Trust, discussing why, in their views, the proposal should be approved, the Board of Directors of the Corporation, including all of the Independent Directors present at the meetings at which the Reorganization was approved, concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund and, therefore, recommended approval of the Agreement and Plan. The Board of Directors of the Corporation and the Board of Trustees of the Trust, respectively, also concluded that no dilution would result to the shareholders of the Corporation or the Trust as a result of the Reorganization.

  VOTING INFORMATION. Approval of the Agreement and Plan requires the favorable vote of a majority of the holders of the outstanding shares of the UBS Fund entitled to vote.

  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN.

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, among other things, no gain or loss will be recognized by the UBS Fund or its shareholders for federal income tax purposes as a result of such Reorganization; the holding period and aggregate tax basis of Class I Shares of the Brinson Fund received by a shareholder of the UBS Fund will be the same as the holding period and aggregate tax basis of the shareholder's shares of the UBS Fund; and the holding period and tax basis of the assets of the UBS Fund in the hands of the Brinson Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the UBS Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Brinson Fund will continue to hold the investable assets of the UBS Fund with disposition of such assets only in the normal course of business.

                    COMPARISONS OF SOME IMPORTANT FEATURES

  INVESTMENT OBJECTIVES AND POLICIES. The Brinson Fund and the UBS Fund have an identical primary investment objective of seeking to provide high current income from a portfolio of higher yielding, lower-rated debt securities issued by domestic and foreign companies. In addition, the Brinson Fund and the UBS Fund each have a secondary objective of capital growth. The Brinson Fund seeks to achieve its objectives by investing in fixed income securities. Unlike the Brinson Fund, however, the UBS Fund seeks to achieve its investment objectives by investing all of its investable assets in the corresponding UBS Portfolio, a series of the UBS Trust, a separate registered investment company, which UBS Portfolio has the same investment objectives and policies as the UBS Fund. The UBS Portfolio seeks to achieve its investment objectives by investing in fixed income securities.

  MANAGEMENT OF THE CORPORATION AND THE TRUST. Similar to the Corporation and its Board of Directors, the management of the business and affairs of the Trust is the responsibility of its Board of Trustees. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the State of Delaware. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust.

  The Corporation, on behalf of the UBS Fund, has not retained the services of an investment advisor since the UBS Fund seeks to achieve its investment objectives by investing all of its investable assets in the UBS Portfolio. UBS A.G., a universal bank organized under the laws of and having its principal executive offices in Switzerland, through its New York office, located at 10 East 50th Street, New York, New York 10022 (the "UBS Advisor"), serves as the investment advisor of the UBS Portfolio pursuant to an investment advisory agreement. UBS Brinson Inc., a wholly-owned subsidiary of UBS A.G., located at 10 East 50th Street, New York, New York, 10022 (the "UBS Sub-Advisor"), serves as the sub-investment advisor to the UBS Portfolio.

  The Brinson Fund invests its assets directly in portfolio securities and is advised and managed by Brinson, 209 South LaSalle Street, Chicago, Illinois 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G.

  FEES AND EXPENSES. Pursuant to the UBS Trust's investment advisory agreement, the UBS Portfolio pays the UBS Advisor a fee for its services, calculated daily and paid monthly, equal on an annual basis to a rate of 0.45% of the UBS Portfolio's average daily net assets. Pursuant to a sub-advisory agreement between the UBS Advisor and the UBS Sub-Advisor, the UBS Advisor pays the UBS Sub-Advisor a fee, calculated daily and payable monthly, at an annual rate equal to 0.25% of the UBS Portfolio's first $25 million of average daily net assets, 0.20% of the next $25 million of such assets, and 0.15% of such assets in excess of $50 million. The UBS Advisor has voluntarily agreed to waive its fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 0.90% of the UBS Fund's average daily net assets.

  Pursuant to its investment advisory agreement with the Advisor, the Trust, on behalf of the Brinson Fund, is obligated to pay to Brinson a monthly fee at the annual rate of 0.60% of the Brinson Fund's average daily net assets, subject to certain fee waivers and expense reimbursements as further described below. The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 0.70% of the Brinson Fund's average net assets.

  The UBS Portfolio employs IBT Trust and Custodial Services (Ireland) LMTD ("IBT Ireland"), a subsidiary of Investors Bank and Trust Company ("Investors Bank"), and the UBS Fund employs Investors Bank, as administrators, respectively, under administration agreements (collectively, the "UBS Administration Agreements") to provide certain administrative services to the UBS Portfolio and the UBS Fund. The services provided by IBT Ireland and Investors Bank under the UBS Administration Agreements include certain accounting, clerical, and bookkeeping services, blue sky (for the UBS Fund only), corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For the services Investors Bank provides under the administration agreement with the UBS Fund, the UBS Fund pays

Investor Bank a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million average daily net assets and the 0.025% of the next $100 million average daily net assets. Investors Bank does not receive a fee from the UBS Fund on average daily net assets in excess of $200 million. For the services IBT Ireland provides under the administration agreement with the UBS Portfolio, the UBS Portfolio pays IBT Ireland a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million average daily net assets and 0.05% of the average daily net assets in excess of $100 million.

  The Brinson Fund receives administrative services pursuant to a Multiple Series Agreement (the "Services Agreement") entered into by the Trust, on behalf of each Trust Series, including the Brinson Fund, and The Chase Manhattan Bank ("Chase"), pursuant to which Chase is required to provide general administrative, accounting, portfolio evaluation, transfer agency and custodian services to the Trust Series, including the coordination and monitoring of any third party service providers. As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to each Trust Series.

  For its administrative, accounting, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. Chase receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Trust Series into any other investment company sponsored or managed by the Advisor and assets of a Trust Series that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement, Chase pays CGFSC for services that CGFSC provides to Chase in fulfilling Chase's obligations under the Services Agreement.

  The annualized ratio of operating expenses to average net assets for the UBS Fund for the period of September 30, 1997 (commencement of operations) through December 31, 1997 was 0.90%. The annualized ratio of operating expenses to average net assets for the six month period ended June 30, 1998 was 0.90%. These ratios (i) include the UBS Fund's share of the UBS Portfolio's expenses, and (ii) are net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements by the UBS Advisor, the ratios of total operating expenses to average net assets for the period of September 30, 1997 through December 31, 1997, and for the six months ended June 30, 1998, would have been 4.98% and 2.47%, respectively. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 4.08% (annualized) for the period September 30, 1997 through December 31, 1997. In addition, prior to December 22, 1997, investment advisory services were provided to the UBS Portfolio without compensation.

  The Brinson Fund and its Class I Shares, which have not yet engaged in any activities, will commence operations at the Closing Date (as hereinafter defined), currently scheduled for December 18, 1998, or such later date as the parties may determine. For the fiscal year ending June 30, 1999, the estimated annualized ratio of operating expenses to average net assets for the Class I Shares of the Brinson Fund is 0.70%. The Advisor has irrevocably agreed to waive its fees and to reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 0.70% of the Brinson Fund's average net assets.

  DISTRIBUTION SERVICES. Pursuant to a Distribution Agreement, First Fund Distributors, Inc. ("First Fund") serves as the distributor of the UBS Fund's shares. First Fund does not receive a fee pursuant to the terms of the distribution agreement, but receives compensation from the Administrator. The address of First Fund is 4455

East Camelback Road, Phoenix, Arizona 85018. Pursuant to an underwriting agreement, Funds Distributor, Inc. ("FDI") acts as underwriter to the Trust to facilitate the filing of notices regarding the sale of the shares of the Trust. FDI's fees for such services are borne by the Advisor. The address of FDI is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

           PRO FORMA FEE TABLE FOR THE UBS FUND AND THE BRINSON FUND

                              AS OF JUNE 30, 1998
                                  (UNAUDITED)

                                             ACTUAL
                                   ---------------------------     PRO FORMA
                                   UBS FUND/1/ BRINSON FUND/2/ AFTER TRANSACTION
                                   ----------- --------------- -----------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases..     None          None             None
Sales Load Imposed on Reinvested
 Dividends.......................     None          None             None
Deferred Sales Load..............     None          None             None
Redemption Fees..................     None          None             None
Exchange Fee.....................     None          None             None
ANNUAL FUND OPERATING EXPENSES
(as percentage of average net
 assets at June 30, 1998):
Management Fees (after fee
 waivers and reimbursements).....     0.00%         0.60%            0.60%
12b-1 Fees.......................     None          None             None
Other Expenses (after fee waivers
 and reimbursements).............     0.90%         0.10%            0.10%
Total Operating Expenses (after
 fee waivers and reimbursements).     0.90%         0.70%/3/         0.70%

--------
/1/The UBS Advisor had agreed to waive fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 0.90% of the UBS Fund's average daily net assets. If there were no waiver in effect, the UBS Portfolio's advisory fee would be equal, on an annual basis, to 0.45% of the UBS Portfolio's average daily net assets. In the absence of fee waivers and reimbursements, the total operating expenses of the UBS Fund expected to be incurred by the UBS Fund for the fiscal year ending December 31, 1998 would be 2.81%.

/2/The Brinson Fund has not yet engaged in activity and has no assets;
   therefore, "Other Expenses" for the Brinson Fund is based on estimated amounts for the current fiscal year.

/3/As reflected in the table above, the Advisor has agreed to irrevocably waive its fees and to reimburse certain expenses so that total operating expenses of the Brinson Fund do not exceed 0.70%.

EXAMPLE:

  Based on the level of expenses listed above after waivers and reimbursement, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
UBS Fund........................................  $ 9     $29     $50     $111
Brinson Fund (after proposed transaction).......  $ 7     $22     $39     $ 87

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

  PURCHASE PRICE, REDEMPTION PRICE, EXCHANGES, DIVIDENDS AND
DISTRIBUTIONS. Shares of the UBS Fund and the Class I Shares of the Brinson Fund are sold on a continuous basis at their respective net asset values per share. The minimum initial investment in the UBS Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another UBS Series. The minimum subsequent investment for all investors is $5,000. The minimum initial investment for employees of UBS A.G. or its affiliates is $5,000, and the minimum subsequent investment is $1,000. Certain tax deferred retirement plan programs (including Individual Retirement Accounts ("IRAs")) are subject to a minimum initial investment of $2,000, and subsequent investments must be $500.

  The minimum initial investment for Class I Shares of the Brinson Fund is $1,000,000. Subsequent investments for Class I Shares will be accepted in minimum amounts of $2,500. The minimum initial investment pursuant to an automatic investment plan is $1,000,000, with subsequent minimum investments of $500. The minimum purchase requirement for IRAs is $2,000. The Brinson Fund has agreed to waive the minimum initial investment requirement in connection with the Reorganization. The subsequent minimum investment requirement of $2,500 will be applied to UBS Fund shareholders who make additional investments after the Reorganization.

  Shares of the UBS Fund, the UBS Portfolio and the Brinson Fund may be redeemed at their respective net asset values per share. With respect to the Brinson Fund, redemptions in excess of $250,000 or 1% of net assets in any 90-day period may be subject to certain conditions.

  Shares of the UBS Fund may be exchanged for shares of the UBS Series, subject to certain limitations, as provided in the UBS Fund's prospectus. Class I Shares of the Brinson Fund may be exchanged for shares of the same class of any other Trust Series, subject to certain limitations, as provided in Exhibit B to this Prospectus/Proxy Statement. While the Corporation has five other series of shares with which the UBS Fund shareholders may exchange their shares, the Trust has twelve other series of shares with which the Brinson Fund shareholders may exchange their shares.

  The UBS Fund and the Brinson Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. The UBS Fund declares daily, and pays monthly, dividends from its daily net investment income. The Brinson Fund distributes its net investment income semi-annually in June and December, and distributes annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the period. Any aggregate net capital gains realized from the sale of portfolio securities of the UBS Fund and the Brinson Fund are distributed at least once each year unless they are used to offset capital losses carried forward from prior years, in which case no capital gains will be distributed to the extent they offset such capital losses. Dividends and capital gains distributions are automatically reinvested by the UBS Fund and the Brinson Fund in additional shares at the then current net asset value, unless and until the shareholder requests to receive them in cash.

  SPECIAL INFORMATION REGARDING THE UBS FUND'S TWO-TIER STRUCTURE. An investment in the UBS Fund is subject to certain special considerations due to the UBS Fund's two-tier structure, whereby it invests all of its assets in the corresponding UBS Portfolio of the UBS Trust and the UBS Portfolio invests directly in securities. The following discussion summarizes the considerations that are present in a two-tier fund structure. These considerations do not apply to an investment in the Brinson Fund.

  In addition to selling beneficial interests to the UBS Fund, the UBS Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the UBS Portfolio on the same terms and conditions and will pay a proportionate share of the UBS Portfolio's expenses. However, the other investors investing in the UBS Portfolio are not required to sell their shares at the same public offering price as the UBS Fund due to variations in pricing structures and other operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the UBS Portfolio. Such differences in returns, however, are also present in other mutual fund structures.

  Smaller funds investing in the UBS Portfolio may be materially affected by the actions of larger funds investing in the UBS Portfolio. For example, if a large fund withdraws from the UBS Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the UBS Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, those possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the UBS Portfolio could have effective voting control of its operations. Except as permitted by the SEC, whenever the UBS Fund is requested to vote on matters pertaining to the UBS Portfolio, the Corporation will hold a meeting of UBS Fund shareholders and will cast all of its votes proportionately as instructed by the UBS Fund's shareholders. UBS Fund shareholders who do not vote will not affect the UBS Fund's votes at the UBS Portfolio meeting. The percentage of the Corporation's votes representing the UBS Fund shareholders not voting will be voted by the Corporation in the same proportion as the UBS Fund shareholders who do, in fact, vote.

  Certain changes in the UBS Portfolio's investment objectives, policies or restrictions, or a failure by the UBS Fund's shareholders to approve a change in the UBS Portfolio's investment objectives or restrictions, may require the UBS Fund to withdraw its investments in the UBS Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the UBS Portfolio to the UBS Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in a UBS Fund having a less diversified portfolio of investments or adversely affect the UBS Fund's liquidity, and the UBS Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

  The UBS Fund may withdraw its investment in the UBS Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the UBS Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all the UBS Fund's assets in another pooled investment entity having the same investment objectives and restrictions as the UBS Fund or the retaining of an investment advisor to manage the UBS Fund's assets in accordance with its investment policies.

  RISK FACTORS AND COMPARISON OF POLICIES. Because the investment objectives of the UBS Fund and the Brinson Fund are identical, and the investment policies are similar, the investment risks associated with an investment in the UBS Fund are generally the same as those of the Brinson Fund. There are, however, some distinctions in the investment program of the UBS Fund and the Brinson Fund. For example, (i) the UBS Fund seeks to achieve its investment objectives by investing all of its investable assets in the UBS Portfolio, while the Brinson Fund invests directly in portfolio securities; (ii) the UBS Sub-Advisor actively manages the UBS Portfolio's duration, while the Advisor does not actively manage the Brinson Fund's portfolio duration; and (iii) the Brinson Fund is authorized to invest in securities of issuers in emerging market countries, while the UBS Portfolio may not invest in emerging market countries. See "COMPARISON OF INVESTMENT POLICIES--Risk Factors" below and Exhibit B to this Prospectus/Proxy Statement.

                        REASONS FOR THE REORGANIZATION

  THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION. On June 29, 1998, pursuant to a merger agreement, dated December 6, 1997, Union Bank of Switzerland ("UBS") and Swiss Bank Corporation ("SBC"), each a universal bank organized under the laws of Switzerland, merged into UBS A.G., a newly-created entity organized under Swiss law. In conjunction with this transaction, the UBS Sub-Advisor was created by the merger of UBS Asset Management (New York) Inc. and SBC Brinson Inc. (These transactions are collectively referred to as the "Merger.")

  As a result of the Merger, and in an effort to promote more efficient operations, to eliminate duplicate costs and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund.

  The Advisor is an investment management firm managing, as of June 30, 1998, over $286 billion, primarily for pension and profit sharing institutional accounts. The Advisor was organized in 1989 when it acquired the institutional asset management business of the First National Bank of Chicago and First Chicago Investment Advisors N.A. On April 25, 1995, SBC purchased all of the outstanding stock of the Advisor's former corporate parent, Brinson Holdings, Inc. The Advisor and its predecessor entities have managed domestic and international assets since 1974 and global investment assets since 1982.

  REORGANIZATION. The Reorganization has been proposed by UBS A.G. and Brinson as a means of combining the UBS Fund with a fund managed by the Advisor with compatible investment objectives, policies, restrictions and portfolios. The sale of the assets of the UBS Fund to the Brinson Fund should enable the combined entity to obtain certain economies of scale with attendant savings in cost for the UBS Fund as further described below.

  At the same time, UBS A.G. presented and recommended for approval to the Corporation's Board of Directors agreements and plans of reorganization relating to the sale of assets and liabilities of each of the UBS Series to another Trust Series with similar investment objectives and policies. Such agreements and plans are subject to the separate approval by the shareholders of the respective UBS Series, and each of the six reorganizations is independent of the other.

  During the meetings at which the Agreement and Plan was presented to the Corporation's Board of Directors, the directors questioned the potential benefits to be gained by shareholders of the UBS Fund as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to shareholders, the Board of Directors considered, among other factors: expense ratios of the Brinson Fund, as well as similar funds; the compatibility of the investment objectives, policies, restrictions and portfolios of the Brinson Fund with the UBS Fund; and the tax consequences of the Reorganization. Inquiry was also made as to fund administration and the availability of high quality shareholder services.

  During the course of its deliberations, the Corporation's Board of Directors also considered the fact that the expenses of the Reorganization will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

  In reaching the decision to recommend that shareholders of the UBS Fund vote to approve the Reorganization, the Board of Directors concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund. The Board's conclusion was based on a number of factors, including that, as part of the Trust, which has higher aggregate net assets than the Corporation, shareholders should be able to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses. However, expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

  In its deliberations, the Directors also considered that, as shareholders of the Trust, the Reorganization would provide shareholders with exchange privileges with respect to the Class I shares of the other twelve Trust Series, each with different investment objectives and policies. In addition, the Directors also determined that it may be detrimental for the UBS Fund to compete for the same investor assets as the Brinson Fund, each of which is either managed by UBS A.G. or indirectly managed by a subsidiary of UBS A.G.

  FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action with respect to the UBS Fund, including dissolution and liquidation.

                     INFORMATION ABOUT THE REORGANIZATION

  The following summary of the Agreement and Plan of Reorganization does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached hereto as Exhibit A.

  METHOD OF CARRYING OUT THE REORGANIZATION. Prior to the Reorganization, the UBS Portfolio will make a pro rata in-kind liquidating distribution of all of its assets to the UBS Fund and to each of its other shareholders.

  If the shareholders of the UBS Fund approve the Agreement and Plan, the reorganization of the UBS Fund will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Closing Date") will be on December 18, 1998, or such other date as is agreed to by the Corporation and the Trust, provided that the Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before March 31, 1999.

  On the Closing Date, the UBS Fund will transfer substantially all of its assets and liabilities in exchange for the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate value of assets and liabilities so transferred as of 4:00 p.m. Eastern time on the Closing Date. The stock transfer books of the Corporation with respect to the UBS Fund will be permanently closed as of 4:00 p.m. Eastern time on the Closing Date and only requests for redemption of shares of the UBS Fund received in proper form prior to 4:00 p.m. Eastern time on the Closing Date will be accepted by the Corporation. Redemption requests relating to the UBS Fund received by the Corporation thereafter shall be deemed to be redemption requests for shares of the Brinson Fund to be distributed to the former shareholders of the UBS Fund.

  The UBS Fund will distribute as of the Closing Date such Class I Shares of the Brinson Fund pro rata to its shareholders of record as of the close of business on the Closing Date. The number of shares shall be determined by dividing the net asset value per share of the UBS Fund (computed in accordance with the policies and procedures set forth in the current prospectus of the UBS Fund and using market quotations determined by the UBS Fund) by the net asset value per share of the Class I Shares of the Brinson Fund as of 4:00 p.m. Eastern time on the Closing Date, and multiplying the result by the number of outstanding shares of the UBS Fund on the Closing Date.

  For example, on June 30, 1998, the net asset value of each share of the UBS Fund was $102.26. The Brinson Fund had no assets on that date. Each share of the UBS Fund would have been exchanged for 10.2263 shares of the Class I Shares of the Brinson Fund if the Closing had taken place on June 30, 1998, and the net asset value of each share of the Class I Shares of the Brinson Fund would have been $10.00.

  In the event that the shareholders of the UBS Fund do not approve the Agreement and Plan, the assets and liabilities of the UBS Fund will not be transferred on the Closing Date and the obligations of the Corporation under the Agreement and Plan shall not be effective. If the Reorganization is not approved by the UBS Fund shareholders, the Board of Directors of the Corporation will consider other alternatives, including dissolution and liquidation.

  CONDITIONS PRECEDENT TO CLOSING. The obligation of the Corporation to transfer the assets and liabilities of the UBS Fund to the Brinson Fund pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by the Trust, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from the Trust, the receipt of an opinion of counsel to the Trust, and requisite approval of the Agreement and Plan by the shareholders of the UBS Fund, as described above. The obligations of the Trust to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Corporation of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents, financial statements and certificates from the Corporation, and the receipt of an opinion of counsel to the Corporation.

  EXPENSES OF THE TRANSACTION. The expenses incurred in connection with entering into and consummating the transaction contemplated by the Agreement and Plan will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

  FEDERAL INCOME TAX CONSEQUENCES. Consummation of the Reorganization is subject to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes:

    (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Brinson Fund and the UBS Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;

    (ii) no gain or loss will be recognized by the Brinson Fund upon the receipt of the assets of the UBS Fund solely in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of the liabilities of the UBS Fund;

    (iii) no gain or loss will be recognized by the UBS Fund upon the transfer of the UBS Fund's assets to the Brinson Fund in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of liabilities of the UBS Fund or upon the distribution of the Class I Shares of the Brinson Fund to the UBS shareholders;

    (iv) no gain or loss will be recognized by the shareholders of the UBS Fund upon the exchange of their shares for Class I Shares of the Brinson Fund;

    (v) the aggregate tax basis of the shares of the Class I Shares of the Brinson Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the UBS Fund held by such shareholder immediately prior to the Reorganization and the holding period of the Class I Shares of the Brinson Fund to be received by each shareholder of the UBS Fund will include the period during which shares of the UBS Fund exchanged therefore were held by such shareholder (provided shares of the UBS Fund were held as capital assets on the date of the Reorganization); and

    (vi) the tax basis of the UBS Fund assets and liabilities acquired by the Brinson Fund will be the same as the tax basis of such assets and liabilities to the UBS Fund immediately prior to the Reorganization, and the holding period of the assets and liabilities of the UBS Fund in the hands of the Brinson Fund will include the period during which those assets and liabilities were held by the UBS Fund.

  Shareholders of the UBS Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the UBS Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

  DESCRIPTION OF THE CLASS I SHARES OF THE BRINSON FUND. The Class I Shares of the Brinson Fund will be issued to shareholders of the UBS Fund in accordance with the procedures under the Agreement and Plan as described above. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no pre-emptive or conversion rights and will be transferable upon the books of the Trust. In accordance with the Trust's normal procedures, the Brinson Fund will not issue certificates for shares of its Class I Shares to former shareholders of the UBS Fund, unless a letter is sent to the transfer agent of the Trust requesting a certificate. Ownership of the Brinson Fund shares by former shareholders of the UBS Fund will be recorded electronically and the Trust will issue a confirmation to such shareholders relating to those Class I Shares acquired as a result of the Reorganization. No redemption or repurchase of any shares of the Brinson Fund issued to former shareholders of the UBS Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered for cancellation.

  As shareholders of the Brinson Fund, former shareholders of the UBS Fund will have substantially similar voting rights and rights upon dissolution with respect to the Brinson Fund as they currently have with respect to the UBS Fund. Shares of the UBS Fund and of the Brinson Fund do not have cumulative voting rights. Like the Corporation, the Trust does not routinely hold annual meetings of shareholders.

  Both the Corporation and the Trust are multi-series investment companies that currently issue shares representing interests in six and thirteen series, respectively, and shareholders of each of the UBS Funds and Trust Series currently vote in the aggregate with the shareholders of the other relevant series on certain matters (for example, the election of directors or trustees, as applicable, and ratification of independent accountants). Unlike the Corporation, however, the Trust currently offers three classes of shares of each of the Trust Series: the UBS Investment Funds class shares, the Class N shares and the Class I shares. Shares of a class represent an equal proportionate interest in the assets and liabilities of the applicable Trust Series with each other share, and each class has the same voting and other rights and preferences as the other classes of that Trust Series, except that only the holders of Class N shares may vote on matters related to the rule 12b-1 plan associated with that class, and only the UBS Investment Funds class shareholders may vote on matters related to the rule 12b-1 plan associated with that class. The Class I shares are primarily sold to institutional investors and are not subject to distribution expenses pursuant to a distribution plan under rule 12b-1. The Class N shares, which are available exclusively to 401(k) participants, and the UBS Investment Funds class shares, which are sold primarily to retail investors, do not have a sales load but are subject to annual rule 12b-1 plan expenses. With respect to the UBS Fund and voting on matters relating to the UBS Portfolio, see the discussion "Special Information Regarding the UBS Fund's Two-Tier Structure" under "COMPARISON OF SOME IMPORTANT FEATURES."

  The UBS Trust is organized as a master trust under the laws of the State of New York. The UBS Trust's Declaration of Trust provides that the UBS Fund and other entities investing in the UBS Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the UBS Portfolio. However, the risk of the UBS Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the UBS Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the UBS Fund nor its shareholders will be adversely affected by reason of the UBS Fund's investing in the UBS Portfolio.

  CAPITALIZATION. The following table/1/ sets forth, as of June 30, 1998, (i) the capitalization of the UBS Fund, (ii) the capitalization of the Brinson Fund, and (iii) the pro forma capitalization of the Brinson Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Brinson Fund is likely to be different when the Reorganization is consummated.

                                UBS PRIVATE
                              INVESTOR FUNDS, THE BRINSON FUNDS-    PRO FORMA
                              INC.- UBS HIGH    HIGH YIELD BOND       AFTER
                              YIELD BOND FUND FUND-CLASS I SHARES REORGANIZATION
                              --------------- ------------------- --------------
Net assets...................   $16,463,467             $0         $16,463,467
Net asset value per share....       $102.26         $10.00              $10.00
Shares outstanding...........       160,991              0           1,646,341

--------
/1 /Full pro forma financial statements are included in the Statement of Additional Information to this Prospectus/Proxy Statement.

  To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by mutual agreement in writing of the Corporation and the Trust. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the UBS Fund by mutual consent of the parties to the Agreement.

                  COMPARISON OF INVESTMENT POLICIES AND RISKS

  THE BRINSON FUND AND THE UBS FUND. The primary investment objective of the Brinson Fund and the UBS Fund is identical: to provide high current income from a portfolio of higher-yielding, lower-rated debt securities issued by domestic and foreign companies. In addition, the Brinson Fund and the UBS Fund each have a secondary objective of capital growth.

  INVESTMENT POLICIES. In seeking to achieve their investment objectives, the Brinson Fund and the UBS Fund are guided by substantially similar policies that should be considered by the shareholders of the UBS Fund. However, unlike the Brinson Fund, which directly acquires and manages its own portfolio securities, the Corporation seeks to achieve the UBS Fund's investment objectives by investing all of the UBS Fund's investable assets in the UBS Portfolio, a series of a separate registered investment company. The UBS Portfolio has the same investment objectives and policies as the UBS Fund.

  Unless otherwise specified, the investment policies of each of the Brinson Fund and the UBS Fund may be changed without shareholder approval. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented, whichever is less ("Majority Vote").

  The primary investment objective of the Brinson Fund is fundamental and may not be changed without approval of the Brinson Fund's shareholders. The primary investment objective of the UBS Fund is also fundamental, and may only be changed with the approval of the holders of a majority of the outstanding shares of the UBS Fund.

  Since the UBS Fund pursues its investment objectives by investing all of its investable assets in the UBS Portfolio, the UBS Fund's and the UBS Portfolio's investment objectives are the same and, therefore, the investment characteristics of the UBS Fund correspond directly to those of the UBS Portfolio. Accordingly, the following is a discussion of the various investments and restrictions of, and techniques employed by, the UBS Portfolio.

  The Brinson Fund is a diversified series of the Trust, a multi-series investment company registered under the 1940 Act. The UBS Fund is a diversified series of the Corporation, a multi-series investment company registered under the 1940 Act. Both calculate net asset value per share as of the close of trading (currently 4:00 P.M. Eastern time) on each day that the New York Stock Exchange is open for business. Such net asset value per share is calculated by subtracting the aggregate of all liabilities from the gross value of all assets and dividing the result by the total number of shares outstanding.

  With respect to the Class I Shares of the Brinson Fund, such Class will bear, pro rata, all of the common expenses of the Trust. The net asset value of the outstanding shares of the Class I Shares of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of each of the classes of the Fund. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on such class' percentage in the Brinson Fund represented by the value of the shares of the classes, except that the Class I Shares of the Brinson Fund will not incur any of the expenses under the distribution plans adopted by the UBS Investment Funds class of shares and the Class N shares, respectively.

  As further described below, both the Brinson Fund and the UBS Portfolio invest primarily in higher-yielding, lower-rated debt securities. As a matter of fundamental policy, under normal market conditions, the Brinson Fund intends to invest at least 65% of its assets in fixed income securities that provide higher yields and that are rated in the lower rating categories of Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group ("S&P"), including securities rated Baa or lower by Moody's or BBB or lower by S&P. In seeking to achieve its primary investment objective, the Brinson Fund seeks to control risk. In pursuing its secondary investment objective of capital growth, when consistent with high current income, the Brinson Fund may invest in securities, including common stocks and non-income producing securities, that the Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. In addition to investing in fixed income securities, the Brinson Fund may engage in futures, options and currency transactions for non-speculative purposes, such as hedging against interest rates and currency rates.

  In seeking to achieve its investment objectives, the UBS Portfolio will invest, under normal market conditions, at least 65% of its assets in debt securities, convertible securities or preferred stocks that are consistent with its primary investment objective. The UBS Sub-Advisor, in selecting securities, will use quantitative tools, analyses of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts. Similar to the Brinson Fund, the UBS Portfolio seeks to achieve its secondary objective of capital growth, when consistent with high current income, by investing in securities, including common stocks and non-income producing securities, which the UBS Sub-Advisor expects will appreciate in value as a result of declines in long-term interest rates or favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating. As a matter of non-fundamental policy, under normal circumstances, the UBS Sub-Advisor intends to keep at least 65% of the UBS Portfolio's assets invested in bonds. In addition to investing in fixed income securities, the UBS Portfolio may engage in futures, options and currency transactions for hedging purposes.

  In contrast to the Brinson Fund, which does not have a stated policy with respect to duration, the UBS Sub-Advisor manages, as a secondary activity, the UBS Portfolio's duration and the allocation of securities across market sectors. Duration is a measure of a bond's price sensitivity, expressed in years. Duration represents the interest rate risk of a bond calculated by taking into consideration the number of years until the average dollar, in present value terms, is received from principal and interest payments. Based on fundamental economic and capital markets research, the UBS Sub-Advisor may adjust the duration of the UBS Portfolio in light of market conditions and the UBS Sub-Advisor's opinion requiring future interest rates. The UBS Sub-Advisor also actively allocates the UBS Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, corporate securities, private placements, asset-backed securities and mortgage-backed securities. The UBS Portfolio intends to have a duration between 3 and 8 years.

  The benchmark for the UBS Portfolio, like the Brinson Fund, is the Merrill Lynch High Yield Master Index, which currently has a duration of approximately
4.26 years. The maturities of the individual securities owned by the UBS Portfolio may vary widely from their duration, however, and may be as long as 30 years. The Brinson Fund does not have a stated policy with respect to the maturity range of its portfolio securities.

  As a fundamental policy, both the Brinson Fund and the UBS Portfolio do not intend to invest their assets in a particular industry. Both the Brinson Fund and the UBS Portfolio may not purchase the securities (or other obligations, in the case of the UBS Portfolio) of issuers conducting their principal business activity in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Brinson Fund's or the UBS Portfolio's investments in such industry would exceed 25% of the value of its respective total assets. In the case of the Brinson Fund, this restriction is applied without reference to the countries in which an industry is located. The UBS Portfolio's restriction also provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objectives and restrictions.

FIXED INCOME SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in a broad range of fixed income securities, including debt securities of U.S. and foreign issuers. Permissible fixed income securities for the Brinson Fund and the UBS Portfolio include debt securities of various types and maturities, such as debentures, notes, mortgage-backed securities, asset-backed securities, zero coupon securities, government obligations and money market instruments.

  Both the Brinson Fund and the UBS Portfolio pursue their primary investment objectives by purchasing securities that, while generally providing higher yields, are in the lower rating categories of Moody's and/or S&P, including securities rated Baa or lower by Moody's or BBB or lower by S&P. Securities rated Baa or BBB are considered investment grade, but have some speculative characteristics. Securities rated below Baa or BBB are considered to be of poor standing and predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. These bonds are commonly referred to as "junk bonds." The Brinson Fund may invest substantially all of its assets, and the UBS Portfolio may invest up to 10% of its assets, in securities rated below Caa by Moody's or CCC by S&P, including securities in the lowest rating category of either rating agency, or in unrated securities that the Advisor or the UBS Sub-Advisor, respectively, determines to be of comparable quality. If, subsequent to the Brinson Fund's or the UBS Portfolio's purchase of a security, the security's rating is reduced by a rating agency, the Brinson Fund or the UBS Portfolio will not necessarily dispose of that security. The Advisor or the UBS Sub-Advisor, as applicable, will, however, monitor the investment to determine whether continued investment in the security will assist in meeting the Brinson Fund or the UBS Fund's primary investment objective.

FOREIGN INVESTMENTS

  Both the Brinson Fund and the UBS Portfolio may invest up to 25% of their total assets in securities principally traded in foreign markets. The UBS Portfolio may also purchase Eurodollar certificates of deposit without regard to this 25% limitation. The Brinson Fund does not have a stated percentage limitation regarding its investment in Eurodollar certificates of deposit.

  The Brinson Fund is permitted to invest in Brady Bonds and securities of emerging market issuers. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). The UBS Portfolio is not permitted to invest in Brady Bonds or securities of emerging market issuers.

  The Brinson Fund, but not the UBS Portfolio, is authorized to invest in structured securities. These are instruments that are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. These investments involve the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Investments by the Brinson Fund in Structured Securities will be limited by the Brinson Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

SHORT-TERM DEBT AND MONEY MARKET INVESTMENTS

  Both the Brinson Fund and the UBS Portfolio may invest a portion of their assets in short-term debt securities (including repurchase agreements) and higher-rated money market instruments of corporations (such as commercial paper), and short-term debt securities of the U.S. government and its agencies and instrumentalities, and banks and finance companies (in the case of the Brinson Fund). These instruments, other than U.S. government securities, may be denominated in any currency. The Brinson Fund and the UBS Portfolio may also invest in money market mutual funds.

  When unusual market conditions warrant, the Brinson Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. The UBS Portfolio, under unusual market circumstances, may seek to limit the risk of principal loss by reducing its exposure to high yield bonds in favor of other, more defensive investments. When the Brinson Fund or the UBS Portfolio invests for defensive purposes, this practice may affect the attainment of the Brinson Fund's or the UBS Portfolio's primary investment objective, since the yields on these types of investments will generally be lower than those on lower-rated securities.

  The UBS Portfolio may invest in obligations of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Brinson Fund is not subject to such investment restrictions when investing in bank obligations.

  The UBS Portfolio may also invest in master demand obligations, which are a type of commercial paper that provide for periodic adjustments in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the UBS Advisor. Master demand obligations are not rated, and there is no specific percentage limitation on investments in master demand obligations. The Brinson Fund has no corresponding investment policy regarding master demand obligations.

CONVERTIBLE DEBT SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in convertible debt securities. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible debt securities may reflect changes in the value of the underlying common stock. The convertible debt securities in which the Brinson Fund and the UBS Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  The Brinson Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of debt obligations and one or more financial institutions ("Lenders"). The Brinson Fund's investments in Loans are expected in most instances to be in the form of participations in loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. To the extent that the Brinson Fund cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it valued the Loan Participation or Assignment, the Brinson Fund will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets. The UBS Portfolio is not authorized to invest in Participations or Assignments.

ZERO COUPON SECURITIES

  The Brinson Fund and the UBS Portfolio may invest in zero coupon securities. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value.

PAY-IN-KIND BONDS

  The Brinson Fund may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. The Brinson Fund will be deemed to receive interest over the life of such bonds and may be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Brinson fund until the cash payment date or until the bonds mature. The UBS Portfolio does not have a stated policy regarding the purchase of pay-in-kind bonds.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

  The Brinson Fund and the UBS Portfolio may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single-class and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  With respect to the Brinson Fund, the Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed, the Advisor will, consistent with the Brinson Fund's primary investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  Both the Brinson Fund and the UBS Portfolio may purchase securities on a when-issued and, in the case of the UBS Portfolio, on a delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuations during this period and no interest or income accrues to the Brinson Fund or the UBS Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the Brinson Fund and the UBS Portfolio will maintain a segregated account consisting of a portfolio of liquid securities with a value equal to these commitments. It is the current policy of the UBS Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of such Portfolio's total assets less liabilities (excluding the obligations created by these commitments). The Brinson Fund does not have a 15% limitation with respect to such investments.

REPURCHASE AGREEMENTS

  Both the Brinson Fund and the UBS Portfolio are authorized to enter into repurchase agreements. In a repurchase agreement transaction, the Brinson Fund or the UBS Portfolio purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Brinson Fund and the UBS Portfolio may not enter into a repurchase agreement having a maturity of longer than seven days if, as a result, such agreement, together with any other illiquid securities held, would exceed 15% of the value of their respective net assets. At no time will the UBS Portfolio invest in repurchase agreements maturing in more than thirteen months. The Brinson Fund is not subject to a similar restriction.

REVERSE REPURCHASE AGREEMENTS

  The Brinson Fund and the UBS Portfolio may also borrow money by entering into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. In a reverse repurchase agreement transaction, the Brinson Fund and the UBS Portfolio direct their respective custodian bank to place cash or liquid securities segregated account in an amount equal to the repurchase price. Reverse repurchase agreements will be considered as borrowings for purposes of the Brinson Fund's and the

UBS Portfolio's limitations on borrowing. In order to engage in such investments, the Brinson Fund and the UBS Portfolio are required to maintain asset coverage of at least 300% for such borrowings.

BORROWING POLICY

  As a fundamental policy, the Brinson Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, although it will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and in accordance with the requirements of the 1940 Act and SEC positions. The Brinson Fund has no intention of increasing its net income through borrowing. The Brinson Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except that it may purchase notes and enter into reverse repurchase agreements.

  Similarly, the UBS Portfolio also has a fundamental policy that it may borrow money from banks for extraordinary or emergency purposes. The UBS Portfolio may enter into reverse repurchase agreements and other permitted borrowings that constitute senior securities under the 1940 Act only in amounts up to one-third of the market value of its total assets (including the amounts borrowed), less liabilities (excluding obligations created by such borrowings and reverse repurchase agreements). The UBS Portfolio's borrowing activities are done in accordance with the requirements of the 1940 Act and SEC positions.

  Neither the Brinson Fund nor the UBS Portfolio may purchase investment securities while either has any outstanding borrowings (including reverse repurchase agreements, in the case of the UBS Portfolio) that exceed 5% of its respective net assets. Unlike the Brinson Fund, the UBS Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions while such borrowings are outstanding.

SECURITIES LENDING

  The Brinson Fund and the UBS Portfolio may each loan securities held in their respective portfolios to qualified broker-dealers and financial institutions provided that such loans are continuously collateralized in amounts at least equal to the current market value and accrued interest of the securities loaned. The UBS Portfolio will not make any loans in excess of one year, while the Brinson Fund is not subject to a comparable restriction.

RULE 144A SECURITIES AND RESTRICTED SECURITIES

  Both the Brinson Fund and the UBS Portfolio may invest in securities that are exempt under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), from the registration requirements of the 1933 Act. Securities purchased under Rule 144A are traded among qualified institutional investors. The Brinson Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the 1933 Act may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees. The Brinson Fund may invest up to 15% of its total assets in securities of issuers which are restricted from selling to the public without registration under the 1933 Act, excluding restricted securities eligible for resale pursuant to Rule 144A.

  As a matter of non-fundamental policy, the UBS Portfolio may not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees and
(b) commercial paper that is sold under Section 4(2) of the 1933 Act which (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Corporation's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Corporation's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid. In addition, the UBS Portfolio will not invest more than 10% of its total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act.

INVESTMENT COMPANY SECURITIES

  The UBS Portfolio may purchase securities of other investment companies to the extent that such purchases are consistent with the UBS Portfolio's investment objectives and restrictions and are permitted under the 1940 Act. Securities of any investment company will not be purchased by the UBS Portfolio if such purchase would cause: (a) more than 10% of the UBS Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the UBS Portfolio's total assets to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the UBS Portfolio. The UBS Portfolio is subject to a non-fundamental investment restriction that provides that the UBS Portfolio will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commissions, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. In addition, except in the case of a merger or consolidation, the UBS Portfolio shall not purchase any securities of any open-end investment company unless the UBS Advisor waives the investment advisory fee with respect to the assets invested in other open-end investment companies.

  As a matter of non-fundamental policy, the Brinson Fund may not invest in securities of any open-end investment company, except that (1) the Brinson Fund may purchase securities of money market mutual funds, and (2) the Brinson Fund may purchase shares of an open-end investment company in accordance with any exemptive order obtained from the SEC which permits investment by the Brinson Fund in other Trust Series or in other investment companies or series advised by the Advisor. In addition, the Brinson Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange.

  Under the terms of an exemptive order issued by the SEC, the Brinson Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Brinson Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Brinson Fund's securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. The Brinson Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Brinson Fund's total assets. In the event that the Advisor waives more than 99.75% of its investment advisory fee with respect to the Brinson Fund, as calculated monthly, then the Brinson Fund will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Brinson Fund. The UBS Portfolio is not subject to a similar order.

  As a shareholder of another investment company, the Brinson Fund or the UBS Portfolio would bear, along with other shareholders, the pro rata portion of the other investment company's expenses, including any advisory fees. These expenses would be in addition to the expenses that the Brinson Fund or the UBS Portfolio would bear in connection with its own operations.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  The Brinson Fund and the UBS Portfolio may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in certain derivative instruments as described below. In addition, the Brinson Fund and the UBS Portfolio may invest in derivatives for hedging purposes. A derivative instrument is a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The Brinson Fund and the UBS Portfolio may invest in a variety of derivative instruments, including futures contracts and options transactions. The Brinson Fund and the UBS Portfolio will invest in derivatives only to the extent that the instruments are determined by the Advisor or the UBS Advisor to be consistent with the Brinson Fund's or the UBS Portfolio's investment objectives and policies.

  The Brinson Fund and the UBS Portfolio may enter into contracts for the future purchase or sale of fixed income securities, indices of fixed income securities and foreign currencies. A financial futures contract is an agreement between the parties to buy or sell a specified security (in the case of the Brinson Fund and the UBS Portfolio, a fixed income security) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contact on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. (This latter type of futures contract is described below under "Foreign Currencies and Forward Currency Transactions.") Both the Brinson Fund and the UBS Portfolio will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (the "CFTC") for sale to customers in the United States, on foreign exchanges.

  The Brinson Fund and the UBS Portfolio may enter into futures contracts to the extent that not more than 5% of their respective net assets are committed as futures contract margin deposits. The Brinson Fund may enter into these transactions to the extent that obligations relating to such futures transactions represent not more than 25% of its assets. The Brinson Fund may effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Trust Series in accordance with procedures adopted by the Trust's Board of Trustees.

  The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on U.S. and foreign securities and indices and enter into related closing transactions. In addition, the Brinson Fund and the UBS Portfolio may purchase and sell put and call options on foreign securities, and may purchase and sell put and call options on futures contracts (in the case of the UBS Portfolio only) and indices of fixed income securities. The Brinson Fund and the UBS Portfolio may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. Because the SEC construes over-the-counter options as being illiquid, the Brinson Fund and the UBS Portfolio may only invest in such options to the extent consistent with its respective 15% limit on investments in illiquid securities.

  The Brinson Fund and the UBS Portfolio may purchase call options on securities to the extent that premiums paid by the Brinson Fund or the UBS Portfolio do not aggregate more than 20% of the Brinson Fund's or the UBS Portfolio's total assets. In addition, in order to assure that the Brinson Fund and the UBS Portfolio will not be considered a "commodity pool operator" for purposes of CFTC Rules, the Brinson Fund and the UBS Portfolio will only enter into transactions in futures contracts and options on futures contracts if: (i) such transactions constitute bona fide hedging transactions, as defined under CFTC rules, or (ii) no more than 5% of the Brinson Fund's or the UBS Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

  The Brinson Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of its total assets. With regard to the writing of put options, the Brinson Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The Brinson Fund does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  As a matter of non-fundamental policy the UBS Portfolio may purchase and sell puts and calls on securities, securities index futures or options on securities index futures, or futures or options on futures according to the following conditions. First, the options or futures are offered though the facilities of a national securities association or are listed on a national securities or commodities exchange. Second, the aggregate margin requirements required on all such futures or options thereon do not exceed 5% of the UBS Portfolio's total assets.

SWAPS

  The UBS Portfolio is authorized to invest in interest rate swaps and related products, such as fixed income index swaps, interest rate swaps, currency swaps, and related caps, collars and floors. Interest rate swaps involve the exchange by the UBS Portfolio with another party of its right to receive interest payments. The UBS Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities they anticipate purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Brinson Fund, as a matter of non-fundamental policy, is not permitted to enter into swaps.

FOREIGN CURRENCIES AND FORWARD CURRENCY TRANSACTIONS

  Because the Brinson Fund and the UBS Portfolio may purchase and sell foreign securities and receive interest and dividends in currencies other than the U.S. dollar, their assets are subject to certain risks associated with currency or exchange rate fluctuations. Exposure to foreign currencies may be adjusted based on the perception of the most favorable markets and issuers, taking into consideration the relationship of the foreign currencies to the U.S. dollar. The Brinson Fund and the UBS Portfolio do not expect to invest more than 25% of their total assets in securities principally traded in foreign markets, which securities may be denominated in foreign currencies. The Brinson Fund and the UBS Portfolio are authorized to allocate their exposure to foreign currencies to take advantage of or to protect their investments from risk and return characteristics of foreign currencies and exchange rates.

  The Brinson Fund and the UBS Portfolio may alter fixed income or money market exposures, enter into forward currency exchange contracts, use currency futures contracts, purchase or sell options thereon or purchase or sell currency options. Such investment techniques are designed to take advantage of or protect the Brinson Fund and the UBS Portfolio from currency fluctuations.

  The Brinson Fund and the UBS Portfolio may purchase or sell currencies and forward currency transactions. The Brinson Fund and the UBS Portfolio may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date, at an amount set by the parties (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Brinson Fund and the UBS Portfolio will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  At the maturity of a forward contract, the Brinson Fund or the UBS Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar costs of securities to be acquired. The Brinson Fund and the UBS Portfolio may purchase covered call options on foreign currencies, meaning that they own an equal amount of, or an offsetting position in, the underlying currency. If the Brinson Fund or the UBS Portfolio purchases put options, it will keep cash or high-quality liquid securities segregated in a sufficient quantity with its custodian.

                            INVESTMENT RESTRICTIONS

  The investment restrictions of the Brinson Fund, the UBS Fund and the UBS Portfolio are similar, but not identical. Each of the investment restrictions applicable to the Brinson Fund is a fundamental policy that may not be changed without a Majority Vote of the Brinson Fund's outstanding shares. The UBS Fund and the UBS Portfolio, however, have adopted investment restrictions that are fundamental and non-fundamental; to the extent that a fundamental policy and non-fundamental policy apply to a given investment activity or strategy, the more restrictive policy shall govern. Each investment policy of the UBS Fund and the UBS Portfolio discussed below is fundamental, unless otherwise indicated. These fundamental investment restrictions are in addition to those discussed previously in the "Investment Policies" section. As with the Brinson Fund, a fundamental investment restriction may not be changed without a Majority Vote of the UBS Portfolio's (or the UBS Fund's) outstanding shares.

  The investment restrictions applicable to the UBS Fund have been adopted by the Corporation's Board of Directors, with respect to the UBS Fund, and by the UBS Trust's Board of Trustees, with respect to the UBS Portfolio. The investment restrictions of the UBS Fund and the UBS Portfolio are identical, unless otherwise specified.

  With respect to both the Brinson Fund and the UBS Portfolio, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's or Portfolio's total assets will not be considered a violation.

  Neither the Brinson Fund nor the UBS Portfolio may, as to 75% of its total assets, purchase the securities (or other obligations, in the case of the UBS Portfolio) of any one issuer, other than securities issued (or guaranteed, in the case of the UBS Portfolio) by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Brinson Fund or the UBS Portfolio would be invested in securities (or obligations, in the case of the UBS Portfolio) of such issuer. The UBS Portfolio however, may invest all or part of its investable assets in an open-end management investment company with the same investment objectives and restrictions.

  Neither the Brinson Fund nor the UBS Portfolio may invest in real estate (or interests in real estate, in the case of the Brinson Fund, but this will not prevent the Brinson Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs (including limited partnerships, in the case of the UBS Portfolio) or leases (in the case of the Brinson Fund only). The UBS Portfolio may purchase debt obligations secured by interests in real estate or issued by companies that invest in real estate or interests therein, including real estate investment trusts.

  Neither the Brinson Fund nor the UBS Portfolio may purchase or sell commodities or commodity contracts. The Brinson Fund's restriction provides that it may enter into futures contracts and options thereon in accordance with its prospectus. The UBS Portfolio's restriction provides that it may not purchase or sell options on commodities or commodity contracts except for its interest in hedging and certain other activities described in its statement of additional information.

  The UBS Portfolio has a non-fundamental investment restriction that provides that it will not invest for the purpose of exercising control or management. The Brinson Fund is not subject to a comparable restriction.

  Neither the Brinson Fund nor the UBS Portfolio (with respect to 75% of its total assets) may purchase the securities of an issuer if, immediately after such purchase, the Brinson Fund or the UBS Portfolio would own more than 10% of the outstanding voting securities of such issuer. The UBS Portfolio further provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objectives and restrictions.

  The UBS Portfolio is subject to a non-fundamental restriction that provides that it may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

  As a matter of non-fundamental policy, the UBS Portfolio may not sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the UBS Portfolio, and the value of securities of any one issuer in which the UBS Portfolio is short exceeds the lesser of 2.0% of the value of the Portfolio's net assets or 2.0% of the securities of any class of any U.S. issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (this provision does not include the sale of securities the UBS Portfolio contemporaneously owns or where the UBS Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box). The UBS Portfolio has no current intention to engage in short selling.

  In addition to the restrictions on borrowing discussed previously in the "Investment Policies" section, the UBS Portfolio's investment restriction also provides that it may not mortgage, pledge, or hypothecate any assets, except in connection with any permitted borrowing or reverse repurchase agreements.

  Neither the Brinson Fund nor the UBS Portfolio may act as an underwriter of securities, except that, with respect to the Brinson Fund, in connection with the disposition of a security, the Brinson Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

  The UBS Portfolio has adopted a non-fundamental investment restriction which provides that it may not invest in warrants (other than warrants acquired by the UBS Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the UBS Portfolio's net assets. The Brinson Fund is not subject to a comparable restriction.

                                 RISK FACTORS

LOWER RATED SECURITIES

  Both the Brinson Fund and the UBS Portfolio invest primarily in lower rated securities. In the past, the high yields from lower rated securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect either the Brinson Fund or the UBS Portfolio from widespread bond defaults brought about by a substantial economic downturn, or that yields will continue to offset default rates on lower rated securities in the future.

  Issuers of these securities are often smaller, less creditworthy companies, or highly leveraged (indebted) firms, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. These issuers are generally less able than more financially stable firms to make scheduled payments of principal and interest. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Brinson Fund and the UBS Portfolio more volatile and could limit the Brinson Fund's and the UBS Portfolio's ability to sell their securities at prices approximating the values that the Brinson Fund and the UBS Portfolio had placed on these securities. The absence of a liquid trading market for certain of these securities may make it more difficult for the Brinson Fund and the UBS Portfolio to establish the fair market value of these securities and calculate the Brinson Fund's and the UBS Portfolio's net asset values. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

  In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default with respect to such securities in excess of historic averages. The value of lower rated securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates. The market values of these securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. Especially at such times, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for lower rated securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of lower rated securities are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, lower rated securities prices may become more volatile and the ability of the Brinson Fund or the UBS Portfolio to dispose of particular issues when necessary to meet the Fund's or the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

  Changes by ratings services in their ratings of securities held by the Brinson Fund and the UBS Portfolio may affect the value of these investments. Changes in the value of portfolio investments generally will not affect the income derived from these investments, but will affect the Brinson Fund's and the UBS Portfolio's net asset values. Securities rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P, its lowest rating, is in default or is expected to default upon maturity or payment date.

  In addition to credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower rated securities.

FIXED INCOME SECURITIES

  All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

  Both the Brinson Fund and the UBS Portfolio are authorized to invest in mortgage-backed securities, asset-backed securities and other collateralized securities. These investments are subject to the risk of lower rates of return than expected if lower interest rates lead to a faster rate of prepayment of the mortgages underlying the securities. Securities issued by certain private organizations may not be readily marketable. The Brinson Fund and the UBS Portfolio may also invest in collateralized mortgage obligations ("CMOs"). Investors in CMOs may experience losses should the collateral prove insufficient to meet payments. Privately-issued CMOs tend to be more sensitive to interest rates than government-issued CMOs.

  Risks of asset-backed securities include the prepayment of the debtor's obligation and the creditor's limited interests in applicable collateral. Additionally, if the letter of credit guaranteeing payments of principal or interest for the asset-backed securities is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amount due in underlying sales contracts are not realized.

FOREIGN SECURITIES

  The Brinson Fund and the UBS Portfolio, by investing in foreign securities, would be subject to certain additional risks. Investments in securities of foreign issuers and in obligations of foreign branches of domestic banks involve somewhat different investment risks from those affecting securities of domestic issuers, and include, but are not limited to, economic developments, possible withholding taxes, seizure of foreign deposits, changes in currency rates or currency exchange controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities in the investment portfolios of the Brinson Fund and the UBS Portfolio. In addition, in some non-U.S. countries, there is the possibility of political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Also, there may be less information available about these securities in general, and it may be more difficult to obtain or enforce a court judgement in the event of a lawsuit.

EMERGING MARKET COUNTRIES

  Unlike the UBS Portfolio, the Brinson Fund may invest in securities of issuers in emerging market countries. Investments in securities of issuers in emerging market countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investment in securities of foreign issuers, as discussed above, to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging market issuers and the currently low or non-existent volume of trading, resulting in limited liquidity and in price volatility; (iii) certain national policies that may restrict the Brinson Fund's investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

  Securities of issuers in emerging market countries have offered greater potential for gain, as well as loss, than securities of companies located in developed countries. Countries such as those in which the Brinson Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. In consideration of the foregoing, a governmental issuer may default on its obligations. If such default occurs, the Brinson Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

BRADY BONDS

  The Brinson Fund may invest in Brady Bonds, which have been issued only during recent years, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components; the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds by the Brinson Fund may be viewed as speculative. There can be no assurance that the Brady Bonds in which the Brinson Fund invests will not be subject to restructuring arrangements or to requests for a new credit which may cause the Brinson Fund to suffer a loss of interest or principal in any of its holdings.

STRUCTURED SECURITIES

  Because Structured Securities of the type in which the Brinson Fund anticipates investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Brinson Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS

  The Brinson Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a participation, the Brinson Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Brinson Fund will acquire Participations only if the Lender interpositioned between the Brinson Fund and the borrower is determined by the Advisor to be creditworthy. When the Brinson Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Brinson Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Because there may be no liquid market for Participations and Assignments, the Brinson Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Brinson Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Brinson Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower or the Lender. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Brinson Fund to assign a value to these securities for purposes of valuing the Brinson Fund's portfolio and calculating its net asset value.

ZERO COUPON SECURITIES

  The Brinson Fund and the UBS Portfolio may each invest in zero coupon securities. Zero coupon securities are subject to the risk that the purchaser will realize no cash until the cash payment date and, if the issuer of the securities defaults, the purchaser may realize no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Brinson Fund or the UBS Portfolio will be required to include in income daily portions of original issue discount accrued and distribute the same to shareholders annually, even if no payment is received before the distribution date.

CURRENCY AND EXCHANGE RATE FLUCTUATIONS

  The assets of the Brinson Fund and the UBS Portfolio are subject to certain risks associated with currency or exchange rate fluctuations. The U.S. dollar market value of the Brinson Fund's and the UBS Portfolio's investments and dividends and interest earned may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets could have adverse affects. The Brinson Fund and the UBS Portfolio may enter into foreign currency exchange transactions in connection with the settlement of foreign securities transactions or to manage their currency exposure related to foreign investments. The Brinson Fund and the UBS Portfolio will not enter into such transactions for speculative purposes. Although the Brinson Fund and the UBS Portfolio may attempt to manage currency exchange rate risks, there is no assurance that the Advisor or the UBS Sub-Advisor will do so at an appropriate time or that they will be able to predict exchange rates accurately.

  If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  Although foreign currency transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, these transactions also limit any potential gain that might be realized should the value of the hedged currency increase. Additionally, any premiums paid for currency or futures options increase transaction costs. Forward contracts that convert one foreign currency into another foreign currency will cause the Brinson Fund or the UBS Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of these transactions and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date such a transaction is entered into and the date it matures. The projection of currency market increments is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

  On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Brinson Fund or the UBS Portfolio holds investments in nations with currencies replaced by the Euro, its investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Brinson Fund or the UBS Portfolio, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

  The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies, and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the UBS Portfolio invests may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

  The Advisor has created an interdepartmental team to handle all Euro-related changes to enable the Brinson Fund to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Brinson Fund will not be adversely affected, the Advisor and the Trust's service provides are taking steps that they believe are reasonably designed to address the Euro issue.

  The Brinson Fund's and the UBS Portfolio's ability to "pass through" any foreign taxes paid for tax credit or deduction purposes will be determined by the composition of their portfolios. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.

FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS

  The success of the investments by the Brinson Fund and the UBS Portfolio in options, futures, forward contracts, swaps (in the case of the UBS Portfolio), and other derivative instruments will depend on the judgment of the Advisor and the UBS Sub-Advisor, respectively, as to trends relating to prices, interest rates and currency rates. Risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Brinson Fund and the UBS Portfolio could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited.

  The Brinson Fund's and the UBS Portfolio's purchases of options on indices will subject them to the following risks. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Brinson Fund or the UBS Portfolio will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by either the Brinson Fund or the UBS Portfolio of options on indices is subject to the Advisor's or the UBS Sub-Advisor's ability, respectively, to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

  Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Brinson Fund and the UBS Portfolio would not be able to close out options which they had purchased and it may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

  Finally, if either the Brinson Fund or the UBS Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Brinson Fund or the UBS Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although either the Brinson Fund or the UBS Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS

  The Brinson Fund and the UBS Portfolio may each invest in repurchase agreements, which involve risk of loss if a seller defaults on its obligations under the agreement, and reverse repurchase agreements, which involve risk of loss if a purchaser defaults in its obligation to return securities to the Brinson Fund or the UBS Portfolio.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  Both the Brinson Fund and the UBS Portfolio may purchase securities on a when-issued and, in the case of the UBS Portfolio, a delayed delivery basis. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into a when-issued or delayed delivery transaction, the Brinson Fund or the UBS Portfolio, as relevant, will rely on the other party to consummate the transaction; if the other party fails to do so, the Brinson Fund or the UBS Portfolio may be disadvantaged.

SWAPS

  The use of swaps by the UBS Portfolio involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the UBS Portfolio is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the UBS Portfolio will be less favorable than it would have been if this investment technique were never used. Thus, if the other party to the swap defaults, the UBS Portfolio's risk of loss consists of the net amount of interest payments that it is contractually entitled to receive.

SECURITIES LENDING

  Both the Brinson Fund and the UBS Portfolio may loan portfolio securities to qualified broker-dealers and other institutions on a collateralized basis. As with any extension of credit, loans by the Brinson Fund or the UBS Portfolio may be subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities are only made to firms deemed by either the Brinson Fund or the UBS Portfolio to be of good standing, and when, in the judgment of either the Brinson Fund or the UBS Portfolio, the income that can be earned from such loans justifies the attendant risk.

                      INFORMATION ABOUT THE BRINSON FUND

  Additional information about the Brinson Fund is included in Exhibit B attached to this Prospectus/Proxy Statement, and in the Statement of Additional Information related to this Prospectus/Proxy Statement, which is dated October 26, 1998, which has been filed with the Commission and is incorporated by reference herein. Copies of the Statement of Additional Information may be obtained without charge by writing to the Trust or calling 1-800-448-2430. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and at the offices of the Trust at 209 South LaSalle Street, Chicago, IL 60604 and at the Midwest Regional Office of the Commission at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

                        INFORMATION ABOUT THE UBS FUND

  Information about the UBS Fund is incorporated herein by reference from its current prospectus, dated May 1, 1998, as amended or supplemented from time to time, and Statement of Additional Information of the same date, and annual report to shareholders, dated December 31, 1997, copies of which may be obtained without charge by writing or calling the Corporation at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by the Corporation can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.

                         TRANSFER AGENT AND CUSTODIAN

  Chase, 270 Park Avenue, New York, New York 10017 provides custodian services for the Trust. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913 provides transfer agency services to the Trust. Investors Bank, whose principal offices are located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the transfer and dividend disbursing agent and custodian for the UBS Fund and the UBS Portfolio.

                             SHAREHOLDER INQUIRIES

  Shareholder inquiries with respect to the Brinson Fund may be made by writing the Trust at 209 South LaSalle Street, Chicago, Illinois 60604 or by calling toll-free (800) 448-2430. Shareholder inquiries with respect to the Corporation and the UBS Fund may be made by writing to the Corporation at 200 Clarendon Street, Boston, Massachusetts 02116 or by calling toll-free (888) 827-3863.

                                  EXHIBITS TO
                         PROSPECTUS AND PROXY STATEMENT

 EXHIBIT
 -------
    A    Agreement and Plan of Reorganization between UBS Private Investor
         Funds, Inc., on behalf of its UBS High Yield Bond Fund, and The
         Brinson Funds, on behalf of the High Yield Bond Fund.
    B    Additional Information Regarding the Brinson Fund.

                                                                      EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

  AGREEMENT AND PLAN OF REORGANIZATION, made as of this 20th day of October, 1998, by and between The Brinson Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 209 South LaSalle Street, Chicago, Illinois 60604 and UBS Private Investor Funds, Inc. (the "UBS Funds"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02116.

                            PLAN OF REORGANIZATION

  The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust of substantially all of the property, assets and goodwill of the UBS High Yield Bond Fund (the "UBS Portfolio") of the UBS Funds in exchange solely for the Brinson Class I shares ("Class I shares") of beneficial interest of the High Yield Bond Fund (the "Brinson Fund"), $0.001 par value, and the assumption by the Trust of the liabilities of the UBS Portfolio, (ii) the distribution of such shares of beneficial interest of the Brinson Fund to the shareholders of the UBS Portfolio according to their respective interests, and (iii) the dissolution of the UBS Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                   AGREEMENT

  In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE UBS PORTFOLIO

  (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its Class I shares of the Brinson Fund hereinafter provided, the UBS Funds on behalf of the UBS Portfolio agrees that it will convey, transfer and deliver to the Trust at the Closing provided for in Section 3 (hereinafter called the "Closing") all of the then existing liabilities and assets of the UBS Portfolio free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the UBS Portfolio as liability reserves, (2) to discharge all of the UBS Portfolio's liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and excluding those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the UBS Portfolio, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of the UBS Portfolio (hereinafter "Net Assets"). The UBS Portfolio shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

  (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to the UBS Portfolio the number of Class I shares of beneficial interest of the Brinson Fund ($0.00l par value) determined by dividing the net asset value per share of stock of the UBS Portfolio on the Closing Date by the net asset value per share of beneficial interest of the Class I shares of the Brinson Fund on the Closing Date, which net asset value per share shall be identical to that determined to be the net asset value per share of the Class I shares of the Brinson Fund on the Closing Date, and multiplying the result by the number of outstanding shares of the UBS Portfolio on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

  (c) Immediately following the Closing, the UBS Portfolio shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of beneficial interest of the Class I shares of the Brinson Fund received by the UBS Portfolio pursuant to this Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Brinson Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of the UBS Portfolio shall be entitled to surrender the same to the transfer agent for the Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall not be issued, but shall continue to be carried by the Brinson Fund for the account of such shareholder as unissued shares. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of the UBS Portfolio shall be deemed for all the Brinson Fund purposes to evidence ownership of the number of shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio (which prior to the Closing were represented thereby) have been converted.

2. VALUATION

  (a) The value of the UBS Portfolio's Net Assets to be acquired by the Brinson Fund hereunder shall be computed as of the close of business (which shall be deemed to be the close of The New York Stock Exchange, Inc. ("NYSE")) on the Closing Date using the valuation procedures set forth in the UBS Portfolio's currently effective prospectus.

  (b) The net asset value of a share of beneficial interest of the Class I shares of the Brinson Fund shall be identical to the net asset value per share of the UBS Portfolio at the close of business on the Closing Date, determined as set forth in subsection (c) of Section 2.

  (c) The net asset value of a share of common stock of the UBS Portfolio shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures as set forth in the UBS Portfolio's currently effective prospectus.

3. CLOSING AND CLOSING DATE

  The Closing Date shall be December 18, 1998, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, 209 South LaSalle Street, Chicago, Illinois 60604 at 10:00 a.m. Eastern Time on the first business day following the Closing Date. The UBS Funds shall have provided for delivery as of the Closing of those Net Assets of the UBS Portfolio to be transferred to the Trust's Custodian, Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Also, the UBS Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of the UBS Portfolio and the number of shares of common stock of the UBS Portfolio owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the close of business on the Closing Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Class I shares of the Brinson Fund to be delivered to said transfer agent registered in such manner as the UBS Funds may request, or provide evidence satisfactory to the UBS Portfolio that such shares of the Brinson Fund have been registered in an account on the books of the Brinson Fund in such manner as the UBS Funds may request.

4. REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS

  The UBS Funds represents and warrants to the Trust that:

    (a) UBS Funds is a corporation duly organized under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of that state. UBS Funds, of which the UBS Portfolio is a diversified separate series of shares, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The UBS Funds has an authorized capital of 500,000,000 shares of common stock with $0.001 par value per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

    (c) The financial statements appearing in the UBS Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997, audited by Price Waterhouse LLP, and the unaudited financial statements appearing in the UBS Funds' Semi-Annual Report to Shareholders for the period ended June 30, 1998, copies of which have been delivered to the Trust, fairly present the financial position of the UBS Funds and the UBS Portfolio as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

    (d) The books and records of the UBS Portfolio made available to the Trust and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the UBS Portfolio.

    (e) The UBS Funds has the necessary power and authority to conduct its business as such business is now being conducted.

    (f) The UBS Funds is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (g) The UBS Funds is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

    (h) The UBS Funds does not have any unamortized or unpaid organizational fees or expenses.

    (i) The UBS Portfolio satisfies, will at the Closing satisfy, and consummation of this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code.

5. REPRESENTATIONS AND WARRANTIES BY THE TRUST

  The Trust represents and warrants to the UBS Funds that:

    (a) The Trust is a business trust created under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state. The Trust, of which the Brinson Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

    (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

    (c) At the Closing, the shares of beneficial interest of the Class I shares of the Brinson Fund will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the UBS Portfolio are presently eligible for offering to the public, and there are a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

    (d) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

    (e) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

    (f) Neither the Trust nor the Brinson Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

6. REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS AND THE TRUST

  The UBS Funds and the Trust each represents and warrants to the other that:

    (a) The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of the UBS Portfolio and its net assets in the case of the Brinson Fund, and outstanding shares of beneficial interest or common stock, as applicable, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

    (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (a) above, free and clear of all liens or encumbrances of any nature whatever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

    (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

    (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

    (e) It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors or Board of Trustees, as the case may be, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

7. COVENANTS OF THE UBS FUNDS AND THE TRUST

  (a) The UBS Funds and the Trust each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

  (b) The UBS Funds undertakes that it will not acquire the Brinson Fund's shares for the purpose of making distributions thereof other than to the UBS Portfolio's shareholders.

  (c) The UBS Funds undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company.

  (d) The UBS Funds and the Trust each agree that by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

  (e) The UBS Funds will at the Closing provide the Trust with:

    (1) A statement of the respective tax basis of all investments and liabilities to be transferred by the UBS Portfolio to the Brinson Fund certified by PricewaterhouseCoopers LLP.

    (2) A copy of the shareholder ledger accounts for all the shareholders of record of the UBS Portfolio as of the close of business on the Closing Date, who are to become shareholders of the Brinson Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

  (f) UBS Funds agrees to mail to each shareholder of record of the UBS Portfolio entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  (g) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Class I shares of the Brinson Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the UBS Portfolio's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8. CONDITIONS PRECEDENT TO BE FULFILLED BY THE UBS FUNDS AND THE TRUST

  The obligations of the UBS Funds and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

    (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

    (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors or Board of Trustees, as applicable, certified by the Secretary or equivalent officer.

    (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

    (d) That the adoption of this Agreement and Plan of Reorganization contemplated hereby shall have been approved by the holders of at least a majority of the outstanding shares of the UBS Portfolio at a special meeting to be held no later than March 22, 1999 or other such date as the parties may agree.

    (e) That each party shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

    (f) That prior to or at the Closing, the UBS Funds and the Trust shall receive an opinion from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to the Trust, to the effect that provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the UBS Funds and the Trust in certificates delivered to counsel to the Trust:

      (1) The acquisition by the Brinson Fund of substantially all of the assets and liabilities of the UBS Portfolio in exchange for the Brinson Fund voting shares followed by the distribution by the UBS Portfolio of the Brinson Fund voting shares to the shareholders, in complete liquidation, will constitute a reorganization within the meaning of
    Section 368(a)(1)(C) of the Code. For these purposes, "substantially all" means at least 70 percent of the fair market value of the gross assets and at least 90 percent of the fair market value of the net assets of the UBS Portfolio. Additionally, the Brinson Fund and the UBS Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

      (2) No gain or loss will be recognized by the UBS Portfolio upon the transfer of substantially all of its assets and liabilities to the Brinson Fund in exchange solely for voting shares of the Brinson Fund (Sections 361(a) and 357(a)). No opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

      (3) No gain or loss will be recognized by the Brinson Fund upon the receipt of substantially all of the assets and liabilities of the UBS Portfolio in exchange solely for voting shares of the Brinson Fund (Section 1032(a) of the Code);

      (4) The basis of the assets of the UBS Portfolio received by the Brinson Fund will be the same as the basis of such assets and liabilities to the UBS Portfolio immediately prior to the exchange (Section 362(b) of the Code);

      (5) The holding period of the assets of the UBS Portfolio received by the Brinson Fund will include the period during which such assets were held by the UBS Portfolio (Section 1223(2) of the Code);

      (6) No gain or loss will be recognized to the shareholders of the UBS Portfolio upon the exchange of their shares in the UBS Portfolio for voting shares of the Brinson Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

      (7) The basis of the Brinson Fund's shares received by the UBS Portfolio shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of the UBS Portfolio exchanged therefor (Section 358(a)(1) of the Code);

      (8) The holding period of the Brinson Fund's shares received by the UBS Portfolio's shareholders (including fractional shares to which they may be entitled) will include the holding period of the UBS Portfolio's shares surrendered in exchange therefor, provided that the UBS Portfolio shares were held as a capital asset on the date of the exchange (Section 1223(l) of the Code); and

      (9) The Brinson Fund will succeed to and take into account the items of the UBS Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit earnings and profits, of the UBS Portfolio as of the date of the transaction (Section 381(a) and Treasury Regulations 1.381-1(a)). Any deficit in earnings and profits of the UBS Portfolio will be used only to offset earnings and profits accumulated after the effective date of the proposed reorganization. The Brinson Fund will take these items into account subject to the conditions and limitations specified under Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

    (g) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Willkie Farr & Gallagher, counsel to the UBS Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) UBS Funds was incorporated under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of the State of Maryland;

      (2) UBS Funds has an authorized capital of 500,000,000 shares of common stock, par value $0.001 per share, and, assuming that the initial shares of common stock of the UBS Portfolio were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the UBS Funds, and that all other outstanding shares of the UBS Portfolio were sold, issued and paid for in accordance with the terms of the UBS Portfolio's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

      (3) UBS Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the UBS Portfolio's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Funds, the unfavorable outcome of which would materially and adversely affect the UBS Funds or the UBS Portfolio;

      (5) All corporate actions required to be taken by the UBS Funds to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the UBS Funds; and

      (6) This Agreement is the legal, valid and binding obligation of the UBS Funds and is enforceable against the UBS Funds in accordance with its terms.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the UBS Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Funds and the UBS Portfolio.

    (h) That the UBS Funds shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

      (1) The Trust was created as a business trust under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state;

      (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, and, assuming that the initial shares of beneficial interest of the Class I shares of the Brinson Fund were issued in accordance with the 1940 Act, and the Trust's Agreement and Declaration of Trust and that all other such shares were sold, issued and paid for in accordance with the terms of the Brinson Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

      (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

      (4) Except as disclosed in the Brinson Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Brinson Fund;

      (5) The shares of beneficial interest of the Brinson Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust or the Brinson Fund;

      (6) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

      (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its Bylaws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound;

      (8) This Agreement is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms; and

      (9) The registration statement of the Trust filed with the Commission on September 15, 1998, is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Commission under the 1933 Act, and nothing has come to its attention which causes it to believe that at the time the registration statement became effective, or at the time of the signing of this Agreement, such registration statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the registration statement or of any contract or document of a character required to be described in the registration statement that is not described as required.

    In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

    (i) That the UBS Funds shall have received a certificate from the President and Secretary of the Trust to the effect that the statements contained in the registration statement of the Trust filed with the Commission on April 28, 1998, at the time the registration statement became effective, at the date of the signing of this Agreement, at the Closing, and at all times during this period did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    (j) That the Trust's Registration Statement with respect to the Class I shares of the Brinson Fund to be delivered to the UBS Portfolio's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

    (k) That the Class I shares of the Brinson Fund to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each UBS Portfolio shareholder.

    (l) That at the Closing, the UBS Funds transfers to the Brinson Fund aggregate Net Assets of the UBS Portfolio comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the UBS Portfolio on the Closing Date.

9. BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS

  (a) The UBS Funds and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

  (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by UBS A.G. or its affiliates and neither UBS Funds nor the Trust will bear any such expenses.

  (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the UBS Funds under this Agreement with respect to any UBS Portfolio, or in connection with the transactions contemplated herein with respect to any UBS Portfolio, shall be discharged only out of the assets of that UBS Portfolio, and no other Portfolio of the UBS Funds shall be liable with respect thereto.

10. TERMINATION, WAIVER; ORDER

  (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the UBS Portfolio) prior to the Closing as follows:

    (1) by mutual consent of the UBS Funds and the Trust;

    (2) by the Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Trust; or

    (3) by the UBS Funds if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the UBS Funds.

  An election by the UBS Funds or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust.

  (b) If the transactions contemplated by this Agreement have not been consummated by March 31, 1999, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the UBS Funds and the Trust.

  (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the UBS Funds or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

  (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the UBS Funds or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the UBS Funds or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of the UBS Portfolio or the Brinson Fund, on behalf of which such action is taken.

  (e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither the UBS Funds nor the Trust nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the UBS Funds or the Trust against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the UBS Funds or the Board Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the UBS Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Class I shares of the Brinson Fund to be issued to the UBS Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the UBS Portfolio prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the UBS Funds shall promptly call a special meeting of shareholders of the UBS Portfolio at which such conditions so imposed shall be submitted for approval.

11. ENTIRE AGREEMENT AND AMENDMENTS

  This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

12. COUNTERPARTS

  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13. NOTICES

  Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the UBS Funds at 200 Clarendon Street, Boston, MA 02116 Attention: Paul J. Jasinski, President, or to the Trust at 209 South LaSalle Street, Chicago, Illinois 60604, Attention: Thomas E. McFarlan, President, as the case may be.

14. GOVERNING LAW

  This Agreement shall be governed by and carried out in accordance with the internal laws of the State of Delaware.

                                                                      EXHIBIT B

               ADDITIONAL INFORMATION REGARDING THE BRINSON FUND

  Unless otherwise defined in this Exhibit B, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement.

                      INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Brinson Fund may invest, strategies employed by the Advisor in its attempt to attain the Brinson Fund's investment objectives and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Brinson Fund, nor can there be any assurance that the Brinson Fund will be able to attain its investment objectives.

HIGH YIELD SECURITIES

  Securities issued by foreign issuers rated below investment grade entail greater risks than higher rated securities, including risk of untimely interest and principal payment, default, price volatility and may present problems of liquidity and valuation. Investors should carefully consider these risks before investing. The standards described earlier in this Prospectus/Proxy Statement must be satisfied at the time an investment is made. If the quality of the investment later declines, the Brinson Fund may continue to hold the investment.

  Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Brinson Fund. If a call were exercised by the issuer during a period of declining interest rates, the Brinson Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Brinson Fund and any dividends to investors.

  For a complete description of the ratings systems of Moody's and S&P, see the Statement of Additional Information to this Prospectus/Proxy Statement.

FOREIGN INVESTMENTS

  Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlements of transactions in some non-U.S. markets may be delayed or be less frequent than in the United States, which could affect the liquidity of the Brinson Fund's portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Brinson Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Brinson Fund intends to diversify broadly among countries, but reserves the right to invest a portion of its assets in one or more countries if economic and business conditions warrant such investments. The Advisor will take these factors in consideration by managing the Brinson Fund's investments. Because the Brinson Fund will keep its books and records in U.S. dollars, the Brinson Fund will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Brinson Fund's investments and of dividends and interest earned by the Brinson Fund may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Brinson Fund. Although the Brinson Fund may attempt to manage currency exchange rate risks, there is no assurance that the Brinson Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Brinson Fund increases its exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Brinson Fund. Similarly, if the Brinson Fund decreases its exposure to a currency, and the currency's price rises, the Brinson Fund will lose the opportunity to participate in the currency's appreciation The Brinson Fund will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  The non-U.S. fixed income component of the Brinson Fund will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  Payments to holders of the higher yielding foreign debt securities in which the Brinson Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

EMERGING MARKETS SECURITIES

  The Brinson Fund considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following: the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation, or the United Nations or its authorities. An emerging market security is a security issued by a government or other issuer that, in the opinion of the Advisor, has one or more of the following characteristics:

    1. The principal trading market of the security is in an emerging market;

    2. The primary revenue of the issuer (at least 50%) is generated from goods produced or sold, investments made, or services performed in an emerging market country; or

    3. At least 50% of the assets of the issuer are situated in emerging market countries.

  Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional restrictions may be imposed at any time by these or other countries in which the Brinson Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Although these restrictions may in the future make it undesirable to invest in emerging market countries, the

Advisor does not believe that any current repatriation restrictions would affect its decision to invest in such countries. Countries such as those in which the Brinson Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The issuers of the government and government-related debt securities in which the Brinson Fund expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such securities and to extend further loans to the issuers of such securities. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Brinson Fund may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt securities may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

FOREIGN CURRENCY TRANSACTIONS

  To manage exposure to currency fluctuations, the Brinson Fund may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Brinson Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Brinson Fund to set aside liquid assets in a segregated custodial account to cover its obligations.

FUTURES, OPTIONS AND DERIVATIVE INSTRUMENTS

  The investment in futures, options, forward contracts, and similar strategies by the Brinson Fund will depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Brinson Fund to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Brinson Fund could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. For example, if a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Brinson Fund's return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge).

  The Brinson Fund may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Brinson Fund will not engage in derivative investments purely for speculative purposes. The Brinson Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Brinson Fund's overall investment objectives and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Brinson Fund's other portfolio investments.

  Where not specified, investment limitations with respect to the Brinson Fund's derivative instruments will be consistent with the Brinson Fund's existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Brinson Fund, including options, futures and forward contracts, are described in greater detail in the Statement of Additional Information to this Prospectus/Proxy Statement.

                            MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Brinson Fund.

INFORMATION REGARDING THE ADVISOR

  The Advisor, a Delaware corporation, is an investment management firm that, in addition to managing the Trust, serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. International Growth Portfolio; Enterprise Accumulation Trust International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust The International Equity Portfolio; John Hancock Variable Annuity Series Trust International Balanced Portfolio; Managed Accounts Services Portfolio Trust Pace Large Company Value Equity Investments; AON Funds International Equity Fund; and The Republic Funds Republic Equity Fund.

  Brinson has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Pursuant to its investment advisory agreement (the "Agreement") with the Trust on behalf of the Brinson Fund, the Advisor is entitled to receive a monthly fee equal to an annual percentage rate of the Brinson Fund's average daily net assets for providing investment advisory services. The Advisor is responsible for paying its own expenses. Pursuant to the Agreement, the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  Investment decisions for the Brinson Fund are made by an investment management team at Brinson. No one member of the investment management team is primarily responsible for making recommendations for portfolio purchases for the Brinson Fund.

                          ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  FDI was engaged as underwriter pursuant to an agreement dated February 5, 1997. The fee for FDI's service is borne by the Advisor.

THE ADMINISTRATOR

 ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

  The Trust, on behalf of the Brinson Fund, has entered into a Services Agreement with The Chase Manhattan Bank ("Chase") pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Brinson Fund.

  Chase provides custodian services for the securities and cash of the Brinson Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

  Investors Bank and Trust Company, 200 Clarendon Street, Boston,
Massachusetts, will serve as co-custodian for the Brinson Fund with respect to certain foreign securities until such securities are transferred to Chase. After such securities are transferred to Chase, Chase will be the sole custodian of the Brinson Fund under the terms of the Services Agreement.

  As authorized under the Services Agreement, Chase has entered into the CGFSC Agreement with CGFSC. Subject to the supervision of the Board of Trustees of the Trust, Chase supervises and monitors such services provided by CGFSC.

  Pursuant to the CGFSC Agreement, CGFSC provides:

    (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

    (2) accounting and portfolio valuation services, including the daily calculation of the Brinson Fund's net asset value and the preparation of certain financial statements; and

    (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Brinson Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

  Also, as authorized under the Services Agreement, Chase has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Brinson Fund with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Brinson Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

  Pursuant to the CGFSC Agreement and the FDI Agreement, Chase pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to Chase in fulfilling Chase's obligations under the Services Agreement.

INDEPENDENT AUDITORS

  Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

                              PURCHASE OF SHARES

  Shares of the Brinson Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of the Brinson Fund's shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund or any Trust Series. The Brinson Fund will not accept a check endorsed over by a third-party.

  Purchase orders for shares of the Brinson Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Brinson Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Brinson Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Brinson Fund reserves the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Brinson Fund. The Brinson Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Brinson Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust may accept telephone orders for the Brinson Fund's shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Brinson Fund. Shares of the Brinson Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  The Advisor, or its affiliates, from its own resources, may compensate broker-dealers or the financial intermediaries ("Services Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Brinson Fund's Class I Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

  Purchases may be made in one of the following ways:

                      INITIAL INVESTMENT                SUBSEQUENT INVESTMENTS
              ----------------------------------   --------------------------------
              MINIMUM $1,000,000                   MINIMUM $2,500
 By Mail:     . Complete and sign the Account      . Make your check payable to
               Application that accompanies the     "Brinson High Yield Bond Fund-
               Brinson Fund's prospectus.           Class I."
              . Make your check payable to         . Enclose the remittance portion
               "Brinson High Yield Bond Fund-       of your account statement and
               Class I."                            include the amount of
                                                    investment, the account name
                                                    and number.
              . Mail to the address indicated on   . Mail to the address indicated
               the Account Application.             on your account statement or
                                                    enclose in the envelope
                                                    provided.
 By Wire:     . Call 1-800-448-2430 to arrange     . Wire federal funds to:
               for a wire transaction.              THE CHASE MANHATTAN BANK
                                                    ABA#021000021
                                                    DDA#9102-783504
                                                    FOR: "BRINSON HIGH YIELD BOND
                                                    FUND-CLASS I" AND INCLUDE YOUR
                                                    NAME AND ACCOUNT NUMBER.

                        INITIAL INVESTMENT                SUBSEQUENT INVESTMENTS
                ----------------------------------   --------------------------------
                . Wire federal funds within 24
                 hours to: THE CHASE MANHATTAN
                 BANK
                 ABA#021000021
                 DDA#9102-783504
                 FOR: "BRINSON HIGH YIELD BOND
                 FUND-CLASS I" AND INCLUDE YOUR
                 NAME AND NEW ACCOUNT NUMBER.
                . Complete and sign the Account
                 Application and mail to the
                 address indicated on the Account
                 Application immediately following
                 the initial wire transaction.
 By telephone:  . Call 1-800-448-2430 to arrange     . Call 1-800-448-2430 to arrange
                 for a telephone transaction.         for a telephone transaction.
 Purchasing By  . You may open a new account for a   . You may purchase additional
  Exchanges:     Trust Series by making an            shares of a Trust Series by
                 exchange from an existing Brinson    making an exchange from an
                 Fund-Class I account of any other    existing Brinson Fund-Class I
                 Trust Series. Exchanges may be       account of any other Trust
                 made by mail or telephone. Call      Series. Exchanges may be
                 1-800-448-2430 for assistance.       made by mail or telephone. Call
                                                      1-800-448-2430 for assistance.
 Automatically: . Please refer to "Automatic         . Please refer to "Automatic
                 Investment Plan" under "Account      Investment Plan" under "Account
                 Options" or call 1-800-448-2430      Options" or call 1-800-448-2430
                 for assistance.                      for assistance.

                                ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

      ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------- ----------------------------------------------------
 AUTOMATIC INVESTMENT PLAN . You may have money deducted directly from your checking, savings or bank money market accounts for
                            investment in the Trust Series each month or
                            quarter.
                           . Complete the Automatic Investment Plan
                            application, which is available upon request by
                            calling 1-800-448-2430, and mail it to the address
                            indicated.
                           . The initial account must be opened first with the
                            initial $1,000,000 minimum investment, with
                            subsequent minimum investments of $500 pursuant to
                            the Automatic Investment Plan.
                           . The account designated will be debited in the
                            specified amount, on the date indicated, and Fund
                            shares will be purchased. The Trust may alter or
                            terminate the Automatic Investment Plan at any
                            time.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------ ----------------------------------------------
 SYSTEMATIC WITHDRAWAL PLAN     . A shareholder with a minimum account of
                                 $1,000,000 may direct the transfer agent to
                                 send the shareholder (or anyone the
                                 shareholder designates) regular, monthly,
                                 quarterly or semi-annual payments. Each
                                 payment under a systematic Withdrawal Plan
                                 ("SWP") must be at least $500. Such payments
                                 are drawn from share redemptions.
                                . Shareholders participating in the SWP must
                                 elect to have their dividends and
                                 distributions automatically reinvested in
                                 additional Brinson Fund shares.
                                . The Trust may terminate any SWP for an
                                 account if the value of the account falls
                                 below $50,000 as a result of share
                                 redemptions or an exchange of shares of a
                                 Trust Series for Brinson Fund-Class I shares
                                 of another Trust Series.
 INDIVIDUAL RETIREMENT ACCOUNTS . An IRA is a tax-deferred retirement savings account that may be used by an individual
                                 under age 70 1/2 who has compensation or
                                 self-employment income and his or her
                                 unemployed spouse, or an individual who has
                                 received a qualified distribution from his or
                                 her employer's retirement plan.
                                . The minimum purchase requirement for IRAs is
                                 $2,000.

                             REDEMPTION OF SHARES

  Shares of the Brinson Fund may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. A shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Brinson Fund's net asset value per share is calculated are effected that day. The Brinson Fund reserves the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Brinson Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  Customers of Eligible Institutions must request a representative of their Eligible Institution to assist them in placing a redemption order with the Brinson Fund.

  Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Brinson Fund. The Brinson Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Brinson Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion the of Advisor or the Board of Trustees, result in the necessity of the Brinson Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Brinson Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and part in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Brinson Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Brinson Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Brinson Fund. In-kind payments need not constitute a cross-section of the Brinson Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Brinson Fund computes such redemption in-kind, the Brinson Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL:       . Submit a written request for redemption with:
                 . The Brinson Fund's name;
                 . Your Fund account number;
                 . The dollar amount or number of shares to be redeemed; and
                 . Signatures of all persons required to sign for transactions, exactly as their names appear on the Account Application.
                . A signature guarantee for the signature of each person in whose name the account is registered is required on all
                 written redemption requests over $5,000.
                . Mail to the address indicated on the Account Application.
                 Questions may be directed to the transfer agent at 1-800-448-
                 2430.
 BY WIRE:       . This service must be elected either on the initial
                 application or subsequently arranged in writing.
                . Shares may be redeemed by instructing the transfer agent by telephone at 1-800-448-2430.
                . Wire redemption requests must be received by the transfer agent before 4:00 p.m. Eastern time for money to be wired the next business day.
 BY TELEPHONE:  . This service must be elected either on the initial application or subsequently arranged in writing.
                . Shares may be redeemed by instructing the transfer agent by telephone at 1-800-448-2430.
                . Shares will be sold at the next share price calculated after the order is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.
 AUTOMATICALLY: . Please refer to "Systematic Withdrawal Plan" under "Account
                 Options" or call
                 1-800-448-2430 for assistance.

--------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Fund by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Brinson Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if it does not, the Brinson Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES

  Shares of the Brinson Fund may be exchanged for Brinson Fund-Class I Shares of any other Trust Series. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class of shares or the Brinson Fund-Class N shares of a Trust Series.

  Shares of the Brinson Fund may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose changes upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Trust Series from which, and the Trust Series into which, the exchange is made. Exchanges may be made only for shares of a Trust Series and class then offering its shares for sale in the purchaser's state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Trust Series and reinvested in shares of another Trust Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Trust Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Brinson Fund reserves the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES

  At the discretion of the Trust, investors may be permitted to purchase the Brinson Fund's Class I Shares by transferring securities to the Brinson Fund that meet the Brinson Fund's investment objectives and policies. Securities transferred to the Brinson Fund will be valued in accordance with the same procedures used to determine the Brinson Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Brinson Fund in exchange for securities will be issued at the net asset value per share of the Brinson Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Brinson Fund and must be delivered to the Brinson Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Brinson Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Brinson Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Brinson Fund under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Brinson Fund, will not exceed 5% of the Brinson Fund's net assets immediately after the transaction.

                                NET ASSET VALUE

  The net asset value per share for each class of shares of the Brinson Fund is computed by adding, with respect to each class of shares, the value of the Brinson Fund's investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class.

  The valuation of assets for determining the net asset value of the Class I Shares may be summarized as follows: Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or
(b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Brinson Fund realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

  Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Brinson Fund in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Brinson Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign securities and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of the Brinson Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that the Brinson Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Brinson Fund may be used.

  The Brinson Fund's portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of the Brinson Fund may be significantly affected by such trading on days when shareholders have no access to the Brinson Fund.

  All of the Brinson Fund's classes of shares will bear pro rata all of the expenses of the Brinson Fund common to all classes. The net asset value of all outstanding shares of each class of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of that class. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Brinson Fund represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

  Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Brinson Fund may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of the Brinson Fund because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS

  The Brinson Fund will distribute its net investment income semi-annually in June and December. The Brinson Fund will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Brinson Fund, if later) and ending October 31, and, at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by the Brinson Fund with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of the Brinson Fund as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of the Brinson Fund at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other disbursements which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividend and distributions are subject to taxes.

TAXES

  The Brinson Fund intends to qualify for taxation as a "regulated investment company" under the Code. Such qualification would relieve the Brinson Fund of liability for federal income taxes to the extent the Brinson

Fund's earnings are distributed in accordance with the Code. The Brinson Fund is treated as a separate corporate entity for federal tax purposes.

  Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held Class I Shares of the Brinson Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions. Further information regarding the tax consequences of investing in the Brinson Fund is included in the Statement of Additional Information to this Prospectus/Proxy Statement. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of the Brinson Fund's Class I Shares, and the exchange of shares between the Trust Series, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions. If shares of a Trust Series are held for six months or less, any loss that a shareholder will have will be treated as a long-term capital loss to the extent of any capital gains distributions received by such shareholder from the Trust Series. All or a portion of any loss on the redemption or exchange of shares will be disallowed if the shareholder purchases other shares in the Trust Series within 30 days before or after such redemption or exchange. Redemptions and exchanges of shares in a Trust Series may also be subject to state and local taxes.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Brinson Fund, or if, to the Brinson Fund's knowledge, an incorrect number has been furnished, or if the Brinson Fund has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

                              GENERAL INFORMATION

ORGANIZATION

  The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen Trust Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

DESCRIPTION OF SHARES

  Each Trust Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each Trust Series represent equal proportionate interests in the assets of that Trust Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Trust Series' Brinson Fund-Class N and UBS Investment Funds class of shares shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of the Brinson Fund is entitled to one full and fractional vote in the Brinson Fund and all shares of the Brinson Fund participate equally with regard to dividends, distributions, and liquidations with respect to the Brinson Fund. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Trust Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Trust Series, in which case the shareholders of all such Trust Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Trust Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Trust Series. In addition, subject to certain conditions, shareholders of each Trust Series may apply to the Trust Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Brinson Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Brinson Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Brinson Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

  When buying or selling securities, the Brinson Fund may pay commissions to brokers who are affiliated with the Advisor or the Brinson Fund. The Brinson Fund may purchase securities in certain underwritten offerings for which an affiliate of the Brinson Fund may act as an underwriter. The Brinson Fund may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Brinson Fund in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

  Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and constructing or replacing those systems. In addition, steps include testing the processing of Trust Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus/Proxy Statement, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Brinson Fund.

                            PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Brinson Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Brinson Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Brinson Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Brinson Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Brinson Fund might satisfy its investment objectives, advertisements regarding the Brinson Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Brinson Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Brinson Fund will not be included in the Brinson Fund's calculations of yield or total return.

    SPECIAL MEETING OF SHAREHOLDERS OF THE UBS PRIVATE INVESTOR FUNDS, INC.

                            UBS HIGH YIELD BOND FUND

                               DECEMBER 11, 1998


The undersigned hereby revokes all previous proxies for his/her shares and appoints Kenneth Anderson, Paul J. Josinski and Susan C. Mosher, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the UBS High Yield Bond Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") which the undersigned is entitled to vote at the Corporation's Special Meeting to be held at 10 East 50th Street, New York, New York 10022 at 10:00 a.m. Eastern time on the 11th day of December, 1998, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

No. 1 To approve an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds, on behalf of the High Yield Bond Fund series (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson High Yield Bond Fund Class I shares of the Brinson Fund, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

                         FOR        AGAINST         ABSTAIN
                         ---        -------         -------

                         [_]          [_]             [_]

No. 2 To vote upon any other business which may legally come before the meeting.

                              GRANT      WITHHOLD
                              -----      --------

                               [_]         [_]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

This proxy is solicited on behalf of the Board of Directors of the Corporation. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the reorganization of the UBS Fund of the Corporation pursuant to the Agreement and Plan of Reorganization with The Brinson Funds. If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

                                    Dated:
                                          --------------------------------------


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Name

                                    Note:  Please sign exactly as your name
                                    appears on the proxy.  If signing for
                                    estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE BRINSON FUNDS

                  RELATING TO THE ACQUISITION OF THE ASSETS OF
          UBS HIGH YIELD BOND FUND OF UBS PRIVATE INVESTOR FUNDS, INC.


          This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the UBS High Yield Bond Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") by the High Yield Bond Fund (the "Brinson Fund") of The Brinson Funds (the "Transaction").

          This Statement of Additional Information also includes the following documents, which are attached and incorporated by reference:

          . Pro forma financial statements reflecting the financial situation of the Brinson Fund following the Transaction as if the Transaction had taken place on June 30, 1998.

          . The Annual Report to Shareholders of the UBS Fund, containing audited financial statements for the fiscal year ended December 31, 1997, and including the Annual Report to Shareholders of the UBS High Yield Bond Portfolio (the "UBS Portfolio") of UBS Investor Portfolios Trust, containing audited financial statements for the fiscal year ended December 31, 1997.

          . The Semi-Annual Report to Shareholders of the UBS Fund for the period ended June 30, 1998, and including the Semi-Annual Report to Shareholders of the UBS Portfolio for the period ended June 30, 1998.

          Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus/Proxy Statement.

          This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated October 26, 1998, relating to the Transaction may be obtained from the Trust, 209 South LaSalle Street, Chicago, Illinois 60604, (800) 448-2430. This document should be read in conjunction with such Prospectus/Proxy Statement. The date of this Statement of Additional Information is October 26, 1998.

                                       1